SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. _______)

Filed by the registrant [X]
Filed by a party other than the registrant [  ]

Check the appropriate box:
[ ] Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[X] Definitive Proxy Statement         Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                             KEARNY FINANCIAL CORP.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X] No fee required
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------

  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                             Kearny Financial Corp.






September 30, 2005




Dear Stockholder:

         On behalf of the Board of Directors and Management of Kearny Financial Corp., we cordially invite you to attend our Annual Meeting of Stockholders to be held at the offices of Kearny Financial Corp., 120 Passaic Avenue, Fairfield, New Jersey on October 24, 2005 at 10:00 a.m. The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID RETURN ENVELOPE AS QUICKLY AS POSSIBLE. This will not prevent you from voting in person at the Meeting, but will assure that your vote is counted if you are unable to attend the Meeting. Your vote is very important.

                                           Sincerely,


                                           /s/John N. Hopkins

                                           John N. Hopkins
                                           President and Chief Executive Officer




                     120 PASSAIC AVENUE, FAIRFIELD, NJ 07004
                                  973-244-4500

--------------------------------------------------------------------------------
                             KEARNY FINANCIAL CORP.
                               120 PASSAIC AVENUE
                             FIELD, NEW JERSEY 07004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON OCTOBER 24, 2005
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Kearny Financial Corp. (the "Company") will be held at the offices of Kearny Financial Corp., 120 Passaic Avenue, Fairfield, New Jersey on October 24, 2005 at 10:00 a.m. The Meeting is for the purpose of considering and acting upon the following matters:

         1.       The election of four directors of Kearny Financial Corp.;

         2.       The  approval  of  the  Kearny   Financial  Corp.  2005  Stock
                  Compensation and Incentive Plan; and

         3. The ratification of the appointment of Beard Miller Company LLP as the Company's independent auditor for the fiscal year ending June 30, 2006.

         Such other business as may properly come before the Meeting or any adjournments thereof may also be acted upon. The Board of Directors is not aware of any other business to come before the Meeting.

         The Board of Directors of the Company has determined that the matters to be considered at the Meeting, described in the accompanying Notice of Annual Meeting and Proxy Statement, are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

         Action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on September 21, 2005 as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY REVOKE YOUR PROXY BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. IF YOU ARE PRESENT AT THE MEETING YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE IN PERSON AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/Sharon Jones

                                              Sharon Jones
                                              Corporate Secretary
Fairfield, New Jersey
September 30, 2005

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             KEARNY FINANCIAL CORP.
                               120 PASSAIC AVENUE
                           FAIRFIELD, NEW JERSEY 07004
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 2005

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kearny Financial Corp. (the "Company") to be used at the Annual Meeting of Stockholders of the Company which will be held at the Company's offices located at 120 Passaic Avenue, Fairfield, New Jersey on October 24, 2005 at 10:00 a.m. (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being mailed to stockholders on or about September 30, 2005.

         At the Meeting, stockholders will consider and vote upon (i) the election of four directors of the Company and (ii) the approval of the Kearny Financial Corp. 2005 Stock Compensation and Incentive Plan (the "Stock Compensation and Incentive Plan" or the "Plan") and (iii) the ratification of the appointment of Beard Miller Company LLP as the Company's independent auditor for the fiscal year ending June 30, 2006.

         The Company is the parent company of Kearny Federal Savings Bank (the "Bank"). The Company is the majority-owned subsidiary of Kearny MHC, a federally-chartered mutual holding company. Since Kearny MHC owns approximately 70% of the Company's outstanding common stock, the votes cast by Kearny MHC will be determinative in the election of directors of the Company and the ratification of auditors. The affirmative vote of both: (a) a majority of the votes eligible to be cast at the Meeting including votes cast by Kearny MHC and
(b) a majority of the votes cast at the Meeting by stockholders other than Kearny MHC (without regard to either (i) broker non-votes or (ii) proxies marked "ABSTAIN") is required for the approval of the Stock Compensation and Incentive Plan.

         The Board of Directors knows of no additional matters that will be presented for consideration at the Meeting. Execution of a proxy, however, confers on the designated proxyholder the discretionary authority to vote the shares represented by such proxy in accordance with their best judgment on such other business, if any, that may properly come before the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to the Secretary of the Company at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors will be voted as specified thereon. If no specification is made, signed proxies will be voted "FOR" the nominees for directors as set forth herein, "FOR" the approval of the Stock Compensation and Incentive Plan and "FOR" the ratification of Beard Miller Company LLP as the Company's independent auditor for the fiscal year ending June 30, 2006. The proxy confers discretionary authority on the persons named thereon to vote with respect to the election of any person as a director where the nominee is unable to serve, or for good cause will not serve, and with respect to matters incident to the conduct of the Meeting.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

         Officers, directors and employees of the Company and its subsidiaries have an interest in a matter being presented for stockholder approval. Stockholder approval of the Stock Compensation and Incentive Plan is required in order to grant officers, directors and employees of the Company and its subsidiaries stock options or restricted stock under the Plan. The approval of the Plan is being presented as Proposal II.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Stockholders of record as of the close of business on September 21, 2005 (the "Record Date"), are entitled to one vote for each share of common stock of the Company, par value $0.10 per share (the "Common Stock") then held. As of the Record Date, the Company had 72,737,500 shares of Common Stock issued and outstanding.

         As provided in the Company's Charter, for a period of five years from February 23, 2005, the date of completion of the Company's initial public stock offering, no person, except Kearny MHC, is permitted to beneficially own in excess of 10% of the Company's outstanding Common Stock (the "Limit"), and any shares of Common Stock acquired in excess of the Limit are not entitled to vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, broker non-votes (i.e., shares for which a broker indicates on the proxy that it does not have discretionary authority to vote on such matter) will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to approve any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors (Proposal I), the proxy provided by the Board of Directors allows a stockholder to vote for the election of the nominees proposed by the Board of Directors, or to withhold authority to vote for those nominees. Under the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which authority to vote for the nominees being proposed is withheld.

         As to approval of the Stock  Compensation  and Incentive Plan (Proposal
II), a stockholder may, by checking the appropriate box: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) vote to "ABSTAIN" on the item. Approval of the Plan requires the affirmative vote of both (a) a majority of shares eligible to be voted at the Meeting including shares held by Kearny MHC and (b) a majority of the shares voted at the Meeting by stockholders other than Kearny MHC without regard to broker non-votes or proxies marked "ABSTAIN" as to Proposal II.

         Concerning all other matters that may properly come before the Meeting, including the ratification of the independent auditors (Proposal III), a shareholder may: (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" with respect to the item. Unless otherwise required by law, all such matters shall be determined by a majority of shares voted affirmatively or negatively without regard to broker non-votes or proxies marked "ABSTAIN" as to that matter.

Security Ownership of Certain Beneficial Owners

         Persons and groups owning in excess of 5% of the outstanding shares of Common Stock are required to file reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, the ownership of the Kearny Federal Savings Bank Employee Stock Ownership Plan and of all directors and executive officers of the Company as a group. Management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the Record Date, other than Kearny MHC which holds 70% of the outstanding shares of the Company.

                                                                               Percent of Shares
                                                        Amount and Nature of    of Common Stock
Name and Address of Beneficial Owner                    Beneficial Ownership      Outstanding
------------------------------------                    --------------------      -----------

Kearny MHC                                                 50,916,250                70.0%
120 Passaic Avenue
Fairfield, New Jersey 07004

Kearny Federal Savings Bank Employee Stock                  1,745,700(1)              2.4%
Ownership Plan (the "ESOP")
120 Passaic Avenue
Fairfield, New Jersey 07004

All directors and executive officers of the Company           659,318(2)              0.9%
   as a group (16 persons)

---------------------
(1) These shares are held in a suspense account and are allocated among participants annually on the basis of compensation as the ESOP debt is repaid. As of the Record Date, no shares have been allocated to ESOP participants because the end of the first plan year does not occur until December 31, 2005.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent of the Common Stock, to file reports of ownership and changes in ownership of the Common Stock with the Securities and Exchange Commission and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of the outstanding Common Stock other than Kearny MHC. To the best of the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2005 fiscal year.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Charter requires that the Board of Directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three-year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of nine members. Three directors will be elected at the Meeting to serve for a three-year term and until their successors have been elected and qualified. One director will be elected at the Meeting to serve for a one-year term and until his successor has been elected and qualified.

         Theodore J. Aanensen, Joseph P. Mazza and John F. Regan have been nominated by the Board of Directors for election to a three-year term to expire in 2008. On March 31, 2005, the Board of Directors appointed Leopold W. Montanaro to fill the vacant Board seat left by the retirement of Director Edward T. Rushforth on that date. Mr. Montanaro has been nominated by the Board for election to a term to expire in 2006, the expiration date for the class to which he was appointed. It is intended that proxies solicited by the Board of Directors will, unless otherwise specified, be voted for the election of Mr. Aanensen, Dr. Mazza, Mr. Regan and Mr. Montanaro. If any of the nominees are unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unavailable to serve.

         The following table sets forth the names, ages, terms of, length of board service and the number and percentage of shares of Common Stock beneficially owned by the nominees, the directors continuing in office and the executive officers of the Company.

                                                                                       Shares of
                                                                                         Common
                                     Age at          Year First          Current         Stock          Percent
                                    June 30,         Elected or          Term to      Beneficially        of
Name                                  2005          Appointed(1)         Expire         Owned(2)         Class
                                 ---------------  ------------------  -------------  ---------------  -----------

Board Nominees for Term to Expire in 2006
Leopold W. Montanaro                   65               2003              2005            75,001          *

Board Nominees for Term to Expire in 2008
Theodore J. Aanensen                   60               1986              2005            32,501          *
Joseph P. Mazza                        61               1993              2005            50,001          *
John F. Regan                          60               1999              2005            67,490          *

Directors Continuing in Office
John N. Hopkins                        58               1994              2006            60,755          *
Henry S. Parow                         82               1976              2006            75,001          *
John J. Mazur, Jr.                     51               1996              2007            71,054          *
Matthew T. McClane                     68               1994              2007            20,001          *
John F. McGovern                       44               1999              2007            50,001          *



                                       -4-


Certain Executive Officers of the Company and the Bank(3)
Albert E. Gossweiler                   57              1999                N/A           52,150          *
William C. Ledgerwood                  52              2002                N/A           20,317          *
Sharon Jones                           51              1997                N/A           10,143          *
Patrick M. Joyce                       40              2002                N/A            4,516          *
Allan Beardslee                        53              1982                N/A            4,108          *
Erika Sacher Parisi                    40              2002                N/A           12,500          *
Craig L. Montanaro                     39              2003                N/A           53,779          *

------------
*    Less than 1%
(1) Refers to the year the individual first became a director or officer of the Bank. Upon formation of the Company in 2001, each then-existing director of the Bank became a director of the Company.
(2) Beneficial ownership as of the Record Date. Includes shares of Common Stock held directly as well as by spouses or minor children, in trust, and other indirect beneficial ownership.
(3) Mr. Hopkins, Mr. Gossweiler, Mr. Ledgerwood, Ms. Jones, and Mr. Craig Montanaro also serve as officers of Kearny Financial Corp. The other officers listed herein are officers of Kearny Federal Saving Bank only.

         The business experience of each director of the Company and certain executive officers of the Company and the Bank is set forth below. Except as otherwise indicated, each has held his or her present position for at least the past five years.

Directors

         John J. Mazur, Jr. is the sole owner and president/chief executive officer of Elegant Desserts, a wholesale bakery located in Lyndhurst, New Jersey, that sells gourmet cakes nationally and on QVC. He opened this business in 1994. From 1976 to 2003, he was also a partner and general manager of Mazur's Bakery, a retail bakery in Lyndhurst, New Jersey, that operated from 1936 until it was sold in 2003. He became chairman of the Board of Directors of Kearny in January 2004.

         John N. Hopkins became president and chief executive officer of Kearny MHC, Kearny Financial Corp. and Kearny Federal Savings Bank in 2002 and served the Bank previously as executive vice president from 1994 to 2002 and as chief financial officer from 1994 to 1999. He has been employed by Kearny Federal Savings Bank since 1975. He is a graduate of Fairleigh Dickinson University. Active in professional and charitable organizations, he serves on several committees of the New Jersey League of Community Bankers; the board of directors of the Thrift Institutions Community Investment Corp. of NJ (TICIC), the board of trustees of Clara Maass Medical Center, the board of trustees of the Saint Barnabas Health Care System and the Rutherford Senior Citizens Center (55 Kip Center).

         Theodore J. Aanensen is an owner and president of Aanensen's, a luxury home remodeling and custom cabinetry company established in Kearny in 1951. A graduate of Upsala College in 1966, he has been president of Aanensen's since 1982.

         Joseph P. Mazza is a graduate of Seton Hall University and the University of Pennsylvania. He is a self-employed dentist practicing in Rutherford, New Jersey, since 1971. He also serves on the Board of the Rutherford Senior Citizens Center.

         Matthew T. McClane retired in 2002. He was appointed as president and chief executive officer of Kearny Federal Savings Bank in 1994 and president and chief executive officer of Kearny MHC and Kearny Financial Corp. in 2001. He was employed by Kearny Federal Savings Bank from 1967 to 2002.

         John F. McGovern has worked as a self-employed Certified Public Accountant and Certified Financial Planner since 1984 and holds the designation of Personal Financial Specialist from the American Institute of Certified Public Accountants. Since 2001, he has been a federally registered investment advisor. Mr. McGovern is also the owner of McGovern Monuments, Inc. a monument sales and lettering company located in North Arlington, New Jersey that has been in business since 1924.

         Leopold W. Montanaro is retired and was the chairman, president and chief executive officer of West Essex Bancorp, Inc. and West Essex Bank, located in Caldwell, New Jersey, until such bank was acquired by Kearny Financial Corp. on July 1, 2003. He was employed by West Essex Bank from 1972 until the completion of the merger with Kearny Federal Savings Bank. He serves as a director of Kearny Federal Savings Bank, Kearny Financial Corp. and Kearny MHC. He is the father of Craig L. Montanaro, Senior Vice President and Director of Strategic Planning for Kearny Federal Savings Bank and Kearny Financial Corp.

         Henry S. Parow is a graduate of Seton Hall University. He is a licensed funeral director in the state of New Jersey since 1950. He is the original owner, director and manager of the Parow Funeral Home, North Arlington, New Jersey, since 1957. He currently is on the Board of Directors of Kearny Federal Savings Bank, Kearny MHC and Kearny Financial Corp.

         John F. Regan has been the majority stockholder and president of two automobile sales and service companies, DeMassi Pontiac, Buick and GMC, located in Riverdale, New Jersey and Regan Pontiac, Buick and GMC, located in Long Island City, New York since 1995.

Executive Officers

         Albert E. Gossweiler became senior vice president and chief financial officer of Kearny Federal Savings Bank in 1999 and of Kearny Financial Corp. upon its formation in 2001. He was previously employed by South Bergen Savings Bank and joined Kearny when such bank was acquired by Kearny Federal Savings Bank in 1999. He was employed by South Bergen Savings Bank from 1981 until the completion of the merger with Kearny Federal Savings Bank.

         William C. Ledgerwood became the senior vice president, treasurer and chief accounting officer of Kearny Federal Savings Bank and Kearny Financial Corp. in 2002 and has been employed by Kearny Federal Savings Bank since 1998. He was previously the chief financial officer for The Jersey Bank for Savings, which opened as a de novo stock bank in 1989 and was acquired by Interchange Bank in 1998.

         Sharon Jones is the corporate secretary of Kearny MHC, Kearny Financial Corp. and Kearny Federal Savings Bank. She was appointed to the office of corporate secretary in 1997 and became a senior vice president in 2002. She has been employed by Kearny Federal Savings Bank since 1972.

         Patrick M. Joyce became the senior vice president and chief lending officer of Kearny Federal Savings Bank in 2002 and was previously vice president of loan originations from 1999 to 2002. He was formerly employed by South Bergen Savings Bank as an assistant corporate secretary and as a loan originator starting in 1989. He joined Kearny when South Bergen Savings Bank was acquired by Kearny Federal Savings Bank in 1999 and was employed by such bank from 1985 until the completion of the merger with Kearny Federal Savings Bank.

         Allan Beardslee became senior vice president of information technology for Kearny Federal Savings Bank in 2002 and is responsible for electronic data processing; prior to that, he was senior vice president of operations beginning in 1982. He has been employed by Kearny Federal Savings Bank since 1975.

         Erika Sacher Parisi has been the senior vice president and branch administrator of Kearny Federal Savings Bank since 2002 and was previously a vice president and branch administrator from 1999 to 2002. She was formerly employed by South Bergen Savings Bank as a vice president and branch administrator and joined Kearny when such bank was acquired by Kearny Federal Savings Bank in 1999. She was employed by South Bergen Savings Bank from 1991 until the completion of the merger with Kearny Federal Savings Bank.

         Craig Montanaro became Senior Vice President and Director of Strategic Planning for Kearny Federal Savings Bank and Kearny Financial Corp. in 2005 and was previously a vice president and regional branch administrator from 2003 to 2004. He was formerly employed by West Essex Bank as senior vice president and chief operating officer and joined Kearny when such bank was acquired by Kearny Federal Savings Bank in 2003. He was employed by West Essex Bank from 1988 until the completion of the merger with Kearny Federal Savings Bank.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board and through activities of its committees. During the fiscal year ended June 30, 2005, the Board of Directors met twelve times. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which he served during the year ended June 30, 2005. The Board maintains an Audit & Compliance Committee, a Budget Committee, an Executive Committee, an Interest Rate Risk Management Committee, an Asset Quality Committee, a Nominating Committee and a Compensation Committee, as well as a Building & Grounds Committee, a Governance Committee, a Planning & Marketing Committee, an Electronic Data Processing Committee and a Benefits Equalization Plan Administrative Committee.

         Compensation Committee. The Compensation Committee consists of Directors Aanensen (Chair), Mazur, Mazza and Parow. This committee meets as needed. The responsibilities of this committee include appraisal of the performance of officers, administration of management incentive compensation plans and review of directors' compensation. This committee reviews industry compensation surveys and reviews the recommendations of management on employee compensation matters. This committee met seven times during the year ended June 30, 2005.

         Compensation Committee Interlocks and Insider Participation. The Compensation Committee consists of Directors Aanensen, Mazur, Mazza, and Parow, none of whom are or were previously officers or employees of the Company or any of its subsidiaries. During the year ended June 30, 2005, the Company had no "interlocking" relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; or
(iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

         Audit & Compliance Committee. The Audit & Compliance Committee consists of Directors McGovern (Chair), Mazur, Mazza and Regan. Each member of the Audit Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. The Board of Directors has determined that John F. McGovern is an audit committee financial expert within the meaning of the rules of the

Securities and Exchange Commission. This committee meets monthly and also periodically with the internal auditor, the compliance officer and the external auditors. This committee met twelve times during the year ended June 30, 2005. This committee's responsibilities include oversight of the internal audit and regulatory compliance activities and monitoring management and employee compliance with the Board's audit policies and applicable laws and regulations. This committee is directly responsible for the appointment, compensation, retention and oversight of the work of the external auditors. The Board of Directors has adopted a written charter for the Audit Committee, which governs its composition, responsibilities and operation. A copy of the written charter is attached as Appendix A to this proxy statement.

         Report of the Audit Committee. For the fiscal year ended June 30, 2005, the Audit Committee: (i) reviewed and discussed the Company's audited financial statements with management, (ii) discussed with the Company's independent auditor, Beard Miller Company LLP ("Beard Miller"), all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Beard Miller disclosures regarding the independence of Beard Miller as required by Independence Standards Board Standard No. 1 and discussed with Beard Miller its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005.

                   Audit Committee: John F. McGovern (Chair),
               John J. Mazur, Jr., Joseph P. Mazza, John F. Regan

Director Nomination Process

         The Nominating Committee, currently consisting of Directors McClane, McGovern and Mazur, is responsible for the annual selection of management's nominees for election as directors. Each member of the Nominating Committee is independent in accordance with the listing standards of the Nasdaq Stock Market. This committees operates under a written charter, which governs its composition, responsibilities and operations. A copy of the Nominating Committee charter is attached as Appendix B to this proxy statement.

         The Nominating Committee met one time during the year ended June 30, 2005.

         The Company does not pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The process for identifying and evaluating potential nominees of the Board includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Kearny Federal Savings Bank. Additionally, the Board may consider persons recommended by stockholders of the Company in selecting nominees of the Board for election as directors. The manner of evaluation for all potential nominees is the same.

         The charter states that the Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and a favorable reputation, who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

          The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Kearny Federal Savings Bank. Additionally, the Committee will consider persons recommended by shareholders of the Company in selecting the individuals the Committee recommends to the Board for selection as the

Board's nominees. The Committee will evaluate persons recommended by directors or officers of the Company or Kearny Federal Savings Bank and persons recommended by shareholders in the same manner.

         To be considered in the Committee's selection of individuals the Committee recommends to the Board for selection as the Board's nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

         Kearny Financial Corp.'s bylaws provide that any stockholder wanting to make a nomination for the election of directors or a proposal for new business at a meeting of stockholders must send written notice to the Secretary of Kearny Financial Corp. at least five days before the date of the annual meeting. The bylaws further provide that if a stockholder wanting to make a nomination or a proposal for new business does not follow the prescribed procedures, the proposal will not be considered until an adjourned, special, or annual meeting of the stockholders taking place thirty days or more thereafter. Management believes that it is in the best interests of Kearny Financial Corp. and its stockholders to provide enough time for management to disclose to stockholders information about a dissident slate of nominations for directors. This advance notice requirement may also give management time to solicit its own proxies in an attempt to defeat any dissident slate of nominations if management thinks it is in the best interest of stockholders generally. Similarly, adequate advance notice of stockholder proposals will give management time to study such proposals and to determine whether to recommend to the stockholders that such proposals be adopted.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages directors to attend the annual meeting of stockholders.

Certain Relationships and Related Transactions

         No directors, officers or their immediate family members were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than through loans with the Bank) during the years ended June 30, 2005 and 2004.

         The Bank makes loans to its officers, directors and employees in the ordinary course of business. Such loans are on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. Such loans do not include more than the normal risk of collectability or present other unfavorable features.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Compensation of Directors

         Board Fees. Directors are currently paid a fee of $1,250 per Kearny Federal Savings Bank board meeting attended, $600 per Kearny Financial Corp. meeting attended and $600 per Kearny MHC meeting attended. The chairman of the board receives a higher fee of $1,500, $720 and $720, for bank, holding company and mutual holding company meetings, respectively.

         Members of the Kearny Federal Savings Bank Executive Committee are currently paid $1,200 per committee meeting attended; the chairman of the board receives a higher fee of $1,440 for Executive Committee meetings. Each member of the Kearny Federal Savings Bank Board of Directors is also a member of the Executive Committee. Members of the Audit & Compliance Committee and the chairman of this committee are paid $250 and $350, respectively, for each meeting attended. Members of the Compensation Committee and the chairman of this committee are paid $250 and $300, respectively, for each meeting attended. The Administrative Building Construction Committee and the Branch Renovation & Construction Committee are ad hoc committees, and members of these committees are paid $250 per meeting attended.

         Directors also receive an annual retainer as follows: $32,000 for service on Kearny Federal Savings Bank's board, $9,000 for service on Kearny Financial Corp.'s board and $9,000 for service on Kearny MHC's board. The aggregate fees paid to the directors for the year ended June 30, 2005 were $762,600. Directors who also serve as employees do not receive compensation as directors.

         Directors Consultation and Retirement Plan. Kearny Financial Corp. maintains a Directors Consultation and Retirement Plan (the "DCRP"). The DCRP provides retirement benefits to the directors of Kearny Financial Corp., Kearny MHC and Kearny Federal Savings Bank based upon the number of years of service as a director. To be eligible to receive benefits under the DCRP, a director generally must have completed at least 5 years of service and must not retire from the board prior to reaching 60 years of age. If a director agrees to become a consulting director upon retirement, he will receive a monthly payment equal to 2.5% of the total retainer plus fees paid for attendance at regular and special meetings and meetings of the executive committee paid to him by Kearny Financial Corp., Kearny MHC and Kearny Federal Savings Bank during the 12-month period prior to the date of retirement multiplied by the number of years of service as a director, not to exceed 80% of board compensation. Benefits under the DCRP begin upon a director's retirement and are paid for life; provided, however, that in the event of a director's death prior to the receipt of 120 monthly payments, payments shall continue to the director's surviving spouse or estate until 120 payments have been made. In the event there is a change in control (as defined in the DCRP), all directors will be presumed to be eligible to receive benefits under the DCRP and each director will receive a lump sum payment equal to the present value of future benefits payable. Benefits under the DCRP are unvested and forfeitable until retirement at or after age 60 with at least 5 years of service, termination of service following a change in control, disability following at least 5 years of service or death. For the year ended June 30, 2005, payments made under the DCRP totaled $89,300.

Executive Compensation

     Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by Kearny Financial Corp.'s Chief Executive Officer and certain other officers of

Kearny Financial Corp. or Kearny Federal Savings Bank for the fiscal year ended June 30, 2005. All compensation was paid by Kearny Federal Savings Bank.

                                                      Annual Compensation(1)
                                                      ----------------------
                                             Fiscal                              All Other
Name and Principal Position                   Year      Salary      Bonus       Compensation
---------------------------                   ----      ------      -----       ------------
John N. Hopkins, President and                2005    $488,861    $112,500        $8,573(2)
Chief Executive Officer

Albert E. Gossweiler, Senior Vice             2005     186,976      45,750        $6,049(3)
President and Chief Financial Officer

Allan Beardslee, Senior Vice President        2005     186,495      36,600        $6,467(4)
of Information Technology

William C. Ledgerwood, Senior Vice            2005     180,354      51,000        $5,056(5)
President, Treasurer and Chief
Accounting Officer

Erika Sacher Parisi, Senior Vice President    2005     180,354      51,000        $5,511(6)
and Branch Administrator

--------------
(1) Compensation information for the fiscal years ended June 30, 2004 and June 30, 2003 is omitted because the Company was not a reporting company under section 13(a) or 15(d) of the Securities Exchange Act of 1934 during those periods. Certain executive officers are provided with non-cash benefits and perquisites, such as use of company owned and leased vehicles. The aggregate value of such non-cash benefits for the year ending June 30, 2005 did not exceed the lesser of $50,000 or 10% of the aggregate salary and bonus for any officer.
(2) Consists of an employer contribution to the 401(k) Plan for Mr. Hopkins of $6,251 and $2,322 for payment of life insurance premium.
(3) Consists of an employer contribution to the 401(k) Plan for Mr. Gossweiler of $4,418 and $1,631 for payment of life insurance premium.
(4) Consists of an employer contribution to the 401(k) Plan for Mr. Beardslee of $5,595 and $872 for payment of life insurance premium.
(5) Consists of an employer contribution to the 401(k) Plan for Mr. Ledgerwood of $4,256 and $800 for payment of life insurance premium.
(6) Consists of an employer contribution to the 401(k) Plan for Ms. Parisi of $5,163 and $348 for payment of life insurance premium.

         Employment Agreements. Kearny Federal Savings Bank has entered into an employment agreement with Mr. Hopkins, pursuant to which his minimum base salary is $540,000. Mr. Hopkins' employment agreement has a term of three years, which commenced on July 1, 2004, and may be extended on or before each anniversary of the effective date upon determination of the Board of Directors of Kearny Federal Savings Bank that his performance has met the requirements and standards of the Board. Pursuant to the terms of Mr. Hopkins' employment agreement, he is generally entitled to participate in all discretionary bonuses, pension and other retirement benefit plans, welfare benefit plans and other equity, incentive and benefit plans and perquisites applicable to senior management of Kearny Federal Savings Bank. Upon his termination of employment at any time on or after attainment of age 62 and until he becomes eligible for Medicare coverage, Mr. Hopkins is permitted to continue to participate, at Kearny Federal Savings Bank's expense, in the group medical plan sponsored by the Bank.

         If Kearny Federal Savings Bank terminates Mr. Hopkins without "cause" as defined in the agreement, he will be entitled to (i) a continuation of his salary from the date of termination through the remaining term of the agreement, and (ii) during the same period, the cost of obtaining health, life, disability and other benefits at levels substantially equal to those provided on the date of termination of employment. If Mr. Hopkins' employment is terminated involuntarily during the term of the agreement following a "change in control," as defined in the agreement, of Kearny Federal Savings Bank or Kearny Financial Corp. or without cause within twenty-four months following a change in control, he will be paid an amount equal to 2.999 times his five-year average annual taxable cash compensation in a lump sum and be entitled to continued medical and dental coverage for the remainder of the term. Mr. Hopkins will also be entitled to the foregoing change in control severance payment and benefits if he voluntarily terminates his employment within 120 days following certain events during the term of the agreement following a change in control of Kearny Federal Savings Bank or Kearny Financial Corp. All amounts payable as severance in respect of a change in control will be reduced to the extent necessary such that neither the payments under the employment agreement, nor any other payments, constitute "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. If a change in control payment had been made under Mr. Hopkins agreement as of June 30, 2005, the payment would have equaled approximately $1,619,460.

         Kearny Federal Savings Bank has also entered into employment agreements with Senior Vice Presidents Gossweiler, Beardslee, Ledgerwood and Parisi, the named executive officers whose compensation is presented in the table above, providing for a minimum base salary of $195,000, $194,000, $195,000 and $195,000, respectively. These agreements each have a term of two years, which commenced on July 1, 2004, and each provides for extension of the term on or before each anniversary of the effective date upon determination of the Board of Directors of Kearny Federal Savings Bank that the officer's performance has met its requirements and standards. Pursuant to the terms of the employment agreements, each officer is generally entitled to participate in all discretionary bonuses, pension and other retirement benefit plans, welfare benefit plans and other equity, incentive and benefit plans and perquisites applicable to senior management of Kearny Federal Savings Bank. Upon termination of employment at any time on or after attainment of age 62 and until eligibility for Medicare coverage, each of the officers is also permitted to continue to participate, at Kearny Federal Savings Bank's expense, in the group medical plan sponsored by the Bank.

         If terminated without cause, each of these officers will be entitled to
(i) a continuation of his or her salary through the remaining term of the agreement, and (ii) during the same period, the cost of obtaining health, life, disability and other benefits at levels substantially equal to those provided on the date of termination of employment. If terminated involuntarily during the term of the agreement following a "change in control," as defined in the agreement, of Kearny Federal Savings Bank or Kearny Financial Corp. or without cause within twenty-four months following a change in control, each of these officers will be paid an amount equal to 2.0 times his or her most recent total annual compensation (including the value of deferred compensation and retirement plans) in a lump sum and be entitled to continued medical and dental coverage for the remainder of the term. Each of the officers will also be entitled to the foregoing change in control severance payment and benefits upon a voluntary termination of employment within 120 days following certain events during the term of the agreement following a change in control of Kearny Federal Savings Bank or Kearny Financial Corp. All amounts payable to any of the officers as severance in respect of a change in control will be reduced to the extent necessary such that neither the payments under the employment agreement, nor any other payments, constitute "excess parachute payments" under Section 280G of the Internal Revenue Code of 1986, as amended. If change in control payments had been made under these agreements as of June 30, 2005, the payments would have equaled approximately $390,000, $388,000, $390,000 and $390,000, for Senior Vice Presidents Gossweiler, Beardslee, Ledgerwood and Parisi, respectively. The Bank has also entered into employment agreements with the three other senior vice presidents. If change in control payments had been made under these agreements as of June 30, 2005, the aggregate payment would have equaled approximately $1.04 million.

         Pension Plan. Kearny Federal Savings Bank is a participating employer in a multiple-employer pension plan sponsored by the Financial Institutions Retirement Fund (the "Pension Plan"). All full-time employees of the Bank are eligible to participate after one year of service and attainment of age 21. A qualifying employee becomes fully vested in the Pension Plan upon the earlier of completion of five years service or attainment of the normal retirement age of
65. The Pension Plan is intended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). The Pension Plan provides for monthly payments to each participating employee at normal retirement age. A participant who is vested in the Pension Plan may take an early retirement and elect to receive a reduced monthly benefit beginning as early as age 45. The Pension Plan also provides for payments in the event of disability or death. The annual benefit amount upon retirement at age 65 equals 2% times years of service times a participant's highest five year average salary. Benefits are payable in the form of a monthly retirement benefit and a death benefit or an alternative form that is actuarially equivalent. At June 30, 2005, Officers Hopkins, Gossweiler, Beardslee, Ledgerwood and Parisi had 29 years, 6 years, 29 years, 7 years and 6 years, respectively, of credited service under the Pension Plan and had a current highest five year average salary of $354,300, $170,901, $174,800, $142,001 and $139,000, respectively.

         Benefit Equalization Plan. Kearny Federal Savings Bank has adopted a Benefit Equalization Plan (the "BEP"). The purpose of the BEP is to provide a pension benefit based upon the actual earnings of senior officers of the Bank (President, Executive Vice Presidents, Vice Presidents and Corporate Secretaries) in the event that their average annual earnings exceeds the permissible pensionable earnings level under the Pension Plan as required by the limitations of Sections 401(a)(17) and 415 of the Internal Revenue Code. The supplemental pension for President and Chief Executive Officer John N. Hopkins and other senior officers whose highest five year annual earnings prior to retirement will include years in which such earnings exceed the limits of Sections 401(a)(17) and 415 of the Internal Revenue Code will receive a supplemental benefit based upon the difference between their average earnings taking into effect this maximum pensionable earnings limitation and their average earnings without regard to such limitation, multiplied by 2% times their years of service at retirement. The benefits payment under the BEP will be in the form of an annual benefit payable for life and a death benefit, unless the committee administering the BEP authorizes an alternative form of benefit. During the year ended June 30, 2005, there was approximately $59,800 of benefits paid to retired participants under the BEP. For the year ended June 30, 2005, financial reporting expense accrued under the BEP totaled $385,800.

         The following table sets forth the estimated annual benefits payable under (i) the Pension Plan and (ii) the Benefit Equalization Plan, described above, upon retirement at age 65 as of June 30, 2005, expressed in the form of a life annuity, for the average annual earnings described above and years of service specified. Such amounts are in addition to any benefits payable under Social Security.

                            Creditable Years of Service at Age 65
                            -------------------------------------
  Average          15          20            25          30           35
Annual Wages
================================================================================
$25,000           $7,500    $10,000       $12,500     $15,000      $17,500
$50,000          $15,000    $20,000       $25,000     $30,000      $35,000
$75,000          $22,500    $30,000       $37,500     $45,000      $52,500
$100,000         $30,000    $40,000       $50,000     $60,000      $70,000
$150,000         $50,000    $60,000       $75,000     $90,000     $105,000
$200,000         $60,000    $80,000      $100,000    $120,000     $140,000
$300,000         $90,000   $120,000      $150,000    $180,000     $210,000
$400,000        $120,000   $160,000      $200,000    $240,000     $280,000
$550,000        $165,000   $220,000      $275,000    $330,000     $385,000

         Benefits Equalization Plan for Employee Stock Ownership Plan. Kearny Federal Savings Bank has implemented for its senior officers a benefits equalization plan related to the employee stock ownership plan. The participants under this plan are the same as the participants under the benefits equalization plan related to the Kearny Federal Savings Bank's Pension Plan. This plan provides participating executives with benefits otherwise limited under the employee stock ownership plan by Sections 401(a)(17) and 415 of the Internal Revenue Code. For example, this plan provides participants with a benefit for any compensation that they may earn in excess of $205,000 (as indexed) comparable to the benefits earned by all participants under the employee stock ownership plan for compensation earned below that level. Kearny Federal Savings Bank may utilize a grantor trust in connection with this plan in order to set aside funds that ultimately may be used to pay benefits under the plan. The assets of the grantor trust will remain subject to the claims of Kearny Federal Savings Bank's general creditors in the event of insolvency, until paid to a participant following termination of employment according to the terms of the plan. Benefits under the plan will be paid in a lump sum in the form of Kearny Financial Corp. Common Stock to the extent permissible under applicable regulations, or in the alternative, benefits will be paid in cash based upon the value of such Kearny Financial Corp. Common Stock at the time that such benefit payments are made. The actual value of benefits under this plan and the annual financial reporting expense associated with this plan are calculated annually based upon a variety of factors, including the actual value of benefits for participants determined under the employee stock ownership plan each year, the applicable limitations under the Internal Revenue Code that are subject to adjustment annually and the compensation of each participant at such time. Generally, benefits under the plan are taxable to each participant at the time of receipt of such payment, and Kearny Federal Savings Bank will recognize a tax-deductible compensation expense at such time.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Company (the "Compensation Committee") consists of Directors Aanensen (Chair), Mazur, Mazza and Parow, each of whom is an independent director. The members of the Compensation Committee also serve on the Compensation Committee of the Bank. The Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         The Compensation Committee is responsible for conducting periodic reviews of the executive compensation of senior executives, including the Chief Executive Officer ("CEO"). The Compensation Committee determines salary levels for senior executives and other officers and amounts of cash bonuses to be distributed to those individuals, if and as appropriate. In the future, if the Company implements a stock option plan and a restricted stock program, such awards to senior management and key employees under such stock-based compensation programs will also be determined by the Compensation Committee.

         This report is submitted by the Compensation Committee to the Board of Directors of the Company to summarize the Compensation Committee's involvement in the compensation decisions and policies adopted by the Bank and the Company for executive officers generally, and for the President and CEO, John N. Hopkins, in particular, during the fiscal year ended June 30, 2005.

         General Policy. The executive compensation practices of the Company and the Bank are designed to reward and provide an incentive for executives, based on the achievement of corporate and individual goals. Compensation levels for executives are established after considering measures that include, but are not limited to, the financial performance of the Company and competitive labor market conditions. Furthermore, qualitative factors such as overall job performance, leadership, teamwork, and community involvement are considered in compensation deliberations. The Compensation Committee utilized publicly available information to gather information related to compensation practices for executive officers of financial services companies with assets of between $1.5 billion and $4.0 billion located in New Jersey and in the surrounding states of New York and Pennsylvania within approximately 75 miles of Kearny, New Jersey. The Compensation Committee has complete access to all necessary Company personnel records, financial reports, and other data.

         Components of Compensation. In evaluating executive compensation, the Compensation Committee concentrates on three fundamental components: salary, incentive bonus compensation and retirement income opportunity.

         Salary levels for senior executives and other officers are reviewed by the Compensation Committee on an annual basis. Salary levels reflect an individual's job responsibilities, experience and performance and the Compensation Committee's analysis of competitive marketplace conditions.

         In the past, incentive bonuses have been used to provide cash distributions to executives, depending upon a variety of factors relating to Company and Bank performance and individual performance. Although the Compensation Committee's decisions are discretionary and no specific individual goals were set, the general factors that were used to determine bonuses were the individual's contribution to the Company's and the Bank's success since the executive's last evaluation and the demonstrated capacity to adapt to meet the future needs of each. No particular weightings of these factors were used to calculate bonuses. In addition, since 2002, a portion of such bonus pay has been determined based upon the growth of the business of the Company and the Bank. The level of such incentive compensation is determined by the Board of Directors based upon various factors, including the size and complexity of the transaction, the projected financial and strategic benefits of the transaction to the future financial and business operations of the Bank, the projected benefits of the transaction as revised after the completion of the transaction compared with the projected benefits of the transaction presented at the time of initial evaluation of the transaction by management and the Board, and individual contribution to the successful completion and integration of the transaction into the on-going business of the Company. The Plan is designated to maximize the achievement of the Company's and the Bank's objectives by providing incentive compensation to those individuals who play an instrumental role in defining and then achieving or exceeding specific previously determined organizational business objectives of the Company.

         Another component of the executive compensation strategy of the Company and the Bank is the retirement income opportunity. Presently, such retirement income opportunity involves the Bank's defined benefit pension plan, the Benefits Equalization Plan, the Bank's 401K plan and the Bank's Employee Stock Ownership Plan ('ESOP") and related ESOP Benefits Equalization Plan. At a future date, we anticipate the addition of stock-based incentive programs as a further enhancement to our retirement income opportunity and long-term compensation strategy. Through the use of such stock-based incentive programs, executives may receive stock options and restricted stock awards that will offer them the possibility of future compensation opportunity depending on the executive's continued employment with the Company and the Bank and the long-term price appreciation of the Company's Common Stock.

         Committee Review of Executive Compensation. In making its recommendations regarding executive compensation at calendar year-end 2004, the Compensation Committee was influenced by several positive factors. Primary among these were the exceptional financial performance of the Company and the significant role of the Company's executive officers in bringing it about. Additional accomplishments, less measurable in quantitative form but of equal importance to the Company and the Bank, included advances in strategic direction, strengthened internal controls, and regulatory compliance.

         Based upon these performance factors, the Company's executive officers were awarded salary increases to be effective as of January 1, 2005, and bonuses paid in December 2004.

         Compensation of the Chief Executive Officer. In assessing appropriate types and amounts of compensation for the CEO, the Board evaluates both corporate and individual performance. Corporate factors included in such evaluation are: return on average assets, the level of the efficiency ratio, and the market performance of the Common Stock. Individual factors include the CEO's initiation and implementation of successful business strategies; maintenance of an effective management team; and various personal qualities, including leadership, commitment, and professional and community standing.

         After reviewing the Company's calendar year 2004 results, as well as his individual contributions, the Compensation Committee concluded that the CEO, John N. Hopkins, performed with exceptional skill and diligence in 2004. The Company generated earnings and business growth in accordance with the Company's budget and operating plans, and Mr. Hopkins deserves a large measure of the credit for this leadership role in the Company's accomplishments. He assumed personal responsibility for an array of ambitious operating strategies, including efforts to raise additional capital through the sale of Company stock to the public, completion of the new administrative offices located in Fairfield, New Jersey and completion of the integration of the operations of West Essex Bank and Pulaski Savings Bank with those of the Bank. Finally, the Compensation Committee believes that Mr. Hopkins has made significant contributions to the ongoing success of the Company and the Bank, and continues to set the stage for their continued success.

         Accordingly, Mr. Hopkins' salary was increased from $450,000 to $540,000, effective January 1, 2005, and he was awarded a bonus of $112,500 in December 2004.

         The Compensation Committee:
                  Theodore J. Aanensen (Chairman)
                  John J. Mazur, Jr.
                  Joseph P. Mazza
                  Henry S. Parow

Stock Performance Graph

         Set forth below is a stock performance graph comparing the cumulative total shareholder return on the Company's Common Stock with (a) the cumulative total shareholder return on stocks included in the NASDAQ U.S. Market Index, (b) the cumulative total shareholder return on stocks included in the SNL Thrift $1B
- $5B Index and (c) the cumulative total shareholder return on stocks included in the SNL MHC Index, in each case assuming an investment of $100 as of February 24, 2005 (the date the Company's Common Stock began trading on the NASDAQ Stock Market following the closing of the Company's initial public stock offering). The cumulative total returns for the indices are computed assuming the reinvestment of dividends that were paid during the period. It is assumed that the investment in the Company's Common Stock was made at the initial public offering price of $10.00 per share. The

                                [GRAPHIC OMITTED]

=======================================================================
                                               2/24/05       6/30/05
-----------------------------------------------------------------------
Nasdaq U.S. Market Index                         $100          $101
-----------------------------------------------------------------------
SNL Thrift $1B - $5 B Index                       100           101
-----------------------------------------------------------------------
SNL MHC Index                                     100           101
-----------------------------------------------------------------------
Kearny Financial Corp.                            100           118
=======================================================================

         The NASDAQ U.S. Market Index was prepared by the Center for Research in Security Prices (CRSP) at the University of Chicago, and the SNL indices were prepared by SNL Securities, LC, Charlottesville, Virginia. The SNL Thrift $1B - $5B Index includes all thrift institutions with total assets between $1.0 billion and $5.0 billion. The SNL MHC Index includes all publicly traded mutual holding companies.

         There can be no assurance that the Company's future stock performance will be the same or similar to the historical stock performance shown in the graph above. The Company neither makes nor endorses any predictions as to stock performance.

--------------------------------------------------------------------------------
              PROPOSAL II - APPROVAL OF THE KEARNY FINANCIAL CORP.
                   2005 STOCK COMPENSATION AND INCENTIVE PLAN
--------------------------------------------------------------------------------

         General. The Board of Directors has adopted the Kearny Financial Corp. 2005 Stock Compensation and Incentive Plan (the "Plan"), subject to approval by the Company's stockholders. The purpose of the Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of the Company and its Affiliates, and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability. The following summary of the material features of the Plan is qualified in its entirety by reference to the complete provisions of the Plan which is attached hereto as Appendix C. The Plan has been drafted to comply with regulations of the Office of Thrift Supervision (the "OTS") applicable to stock benefit plans established or implemented within one year of a stock issuance by a financial institution under a mutual holding company structure.

         Administration. The Board of Directors of the Company or an administrative committee comprised of not less than two non-employee directors will administer the Plan. Members of the Committee shall be "Non-Employee Directors" within the meaning of Rule 16b-3 under to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). A majority of the members of the Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee.

         Subject to certain regulatory requirements implemented by the OTS with respect to plan administration, the Committee has broad authority under the Plan with respect to Awards granted thereunder, including, without limitation, the authority to:

          o    select the individuals to receive Awards under the Plan;

          o determine the type, number, vesting requirements and other features and conditions of individual Awards;

          o interpret the Plan and Award Agreements issued with respect to individual Awards; and

          o    make all other decisions related to the operation of the Plan.

         Each Award granted under the Plan will be evidenced by a written award agreement that sets forth the terms and conditions of each Award and may include additional provisions and restrictions as determined by the Committee.

         Eligibility. Subject to the terms of the Plan, officers, employees and outside directors of the Company, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

         Shares of Common Stock Subject to the Plan; Share Limits. The maximum number of shares of the Company Common Stock that may be delivered pursuant to Awards under the Plan is 4,989,792 shares. The following additional share limits are also contained in the Plan:

         Of the 4,989,792 shares, the Company may grant a maximum of 3,564,137 shares upon the exercise of Stock Options.

         Of the 4,989,792 shares, the Company may grant a maximum of 1,425,655 shares as Restricted Stock Awards.

         To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under the Plan. Shares that are subject to or underlie Awards which expire or for any reason are canceled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan shall again be available for subsequent Awards under the Plan.

         Awards. The Plan authorizes grants of Stock Options and Restricted Stock Awards. Such Awards may be made by the Committee or in accordance with the specific terms of the Plan.

         Stock Option Awards. A Stock Option gives the recipient the right to purchase shares of Common Stock at a future date at a specified price per share (the "exercise price"). The per share exercise price of a Stock Option may not be less than the Fair Market Value of a share of Common Stock on the date of grant. For the purposes of the Plan, "Fair Market Value" means the closing sales price reported on the Nasdaq National Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon. The Committee may impose additional conditions upon the right of an optionee to exercise any Option granted hereunder which are not inconsistent with the terms of the Plan. If such Option is intended to qualify as an Incentive Stock Option, within the meaning of Section 422 of the Internal Revenue Code, then such Awards will also comply with additional restrictions under Section 422 of the Internal Revenue Code as set forth in the Plan. (See "Federal Income Tax Treatment of Awards under the Plan" below).

         No shares of Common Stock may be issued upon the exercise of an Option until the Company has received full payment of the exercise price, and no optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to such optionee. Upon the exercise of an Option by an optionee (or the optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the optionee and the Company under Section 16(b) of the Exchange Act or any related regulations promulgated thereunder.

         Pursuant to the terms of the Plan, Non-Statutory Stock Options to purchase shares of Common Stock as detailed below will be granted to each outside director of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant. Options may be granted to newly appointed or elected outside directors within the sole discretion of the Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. Twenty percent of the Options granted to outside directors on the Effective Date will be first exercisable on the one year anniversary of the date of the grant and 20% annually thereafter on the anniversary date of the award during such period of service as a director or a director emeritus. Such Options granted to outside directors will remain exercisable for up to ten years from the date of grant. Upon the death or disability of a director or director emeritus, such Options shall be deemed immediately 100% exercisable for their remaining term. All outstanding Options become immediately exercisable in the event of a Change in Control of the Company or the Bank.

         Restricted  Stock  Awards.  A  Restricted  Stock  Award is a grant of a certain number of shares of Common Stock subject to the lapse of certain restrictions (such as continued service) determined by the Committee. Participants shall receive dividends and other distributions declared and paid on the shares subject to their Restricted Stock Awards; provided that such distribution shall be held in arrears until the underlying shares shall be earned and non-forfeitable.

         Pursuant to the terms of the Plan, Restricted Stock Awards, as detailed below, will be granted to each outside director of the Company, as of the Effective Date of the Plan. Twenty percent of the Restricted Stock Awards granted to outside directors will be exercisable on the one year anniversary date of the Award and 20% annually thereafter during such period of service as a director or director emeritus. Upon death or disability of the outside director, such Restricted Stock Awards shall be deemed 100% earned and non-forfeitable. All outstanding Restricted Stock Awards become 100% earned and non-forfeitable in the event of a Change in Control of the Company or the Bank. Restricted Stock Awards may be granted to the newly elected or appointed outside directors subsequent to the Effective Date of the Plan.

         Vesting of Awards. Awards under the Plan generally will vest at the rate of 20 percent per year over a period of five years beginning one year from the date of grant. The Company may, however, consider acceleration of such vesting schedule, provided that such action is not contrary to the regulations of the OTS then in effect.

         Award Payouts. The Company may make payouts related to Awards in the form of cash, Common Stock or combinations of cash and stock, as determined by the Committee.

         Effect of Termination of Service on Awards. Generally, the Committee will determine the impact of a termination of service upon an Award at the time of such Award. Generally, except as may otherwise be determined by the Committee at the time of the Award, an Incentive Stock Option may only be exercised while the optionee serves as an employee of the Company or within three months after termination of employment for a reason other than death or disability (but in no event after the expiration date of the Option).

         Effect of Death or Disability on Awards. Generally, the Committee will determine the impact of death or disability upon an Award at the time of such Award. In the event of the death or disability of an optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the optionee immediately prior to the optionee's death or disability but only if, and to the extent that, the optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment.

Specific Benefits Under the Plan

         The table below presents information related to Stock Option Awards and Restricted Stock Awards to be awarded to outside directors upon stockholder approval of the Plan. The Plan provides that each outside director will receive 133,655 stock options and 53,462 shares of restricted stock on the date of stockholder approval of the Plan. In accordance with applicable OTS regulations, all outside directors, as a group, may not be awarded more than 30% of the Plan reserve of either Stock Options or Restricted Stock Awards, and no individual outside director may receive more than 5% of the Plan reserve for either Stock Options or Restricted Stock Awards. No specific determination has been made with respect to Awards that may be made to the officers and employees of the Company. It is anticipated that the Committee will make a determination related to such Awards at a later date following the date of stockholder approval of the

Plan. The Committee  will consider such  information as it deems necessary and appropriate in making its determination related to any Awards, including job responsibilities, individual and Company performance, the Company's compensation philosophy and programs, and stock compensation practices by other financial institutions.

                                NEW PLAN BENEFITS
        Kearny Financial Corp. 2005 Stock Compensation and Incentive Plan
-------------------------------------------------------------------------------------------------------------------------
                                                            Stock Options                      Restricted Stock
-------------------------------------------------------------------------------------------------------------------------
                                                                       Number of                            Number
                                                                        Options                            of Shares
                                                       Dollar            to be               Dollar          to be
                                                       Value            Awarded              Value          Awarded
-------------------------------------------------------------------------------------------------------------------------
Named Executive Officers:
John N. Hopkins, President and                           --              TBD(1)               --                 TBD(1)
   Chief Executive Officer
Albert E. Gossweiler, Senior Vice                        --              TBD(1)               --                 TBD(1)
   President and Chief Financial Officer
Allan Beardslee, Senior Vice President                   --              TBD(1)               --                 TBD(1)
   of Information Technology
William C. Ledgerwood, Senior Vice                       --              TBD(1)               --                 TBD(1)
   President, Treasurer and Chief
   Accounting Officer
Erika Sacher Parisi, Senior Vice President               --              TBD(1)               --                 TBD(1)
   and Branch Administrator
Directors:
Theodore J. Aanensen(6)                                  -- (2)      133,655(3)           $677,898(4)         53,462(5)
John J. Mazur, Jr.                                       -- (2)      133,655(3)           $677,898(4)         53,462(5)
Joseph P. Mazza(6)                                       -- (2)      133,655(3)           $677,898(4)         53,462(5)
Matthew T. McClane                                       -- (2)      133,655(3)           $677,898(4)         53,462(5)
John F. McGovern                                         -- (2)      133,655(3)           $677,898(4)         53,462(5)
Leopold W. Montanaro(6)                                  -- (2)      133,655(3)           $677,898(4)         53,462(5)
Henry S. Parow                                           -- (2)      133,655(3)           $677,898(4)         53,462(5)
John F. Regan(6)                                         -- (2)      133,655(3)           $677,898(4)         53,462(5)
Non-employee directors as a group                        -- (2)    1,069,240(3)         $5,423,184(4)        427,696(5)
Executive officers as a group                            --              TBD(1)                --                TBD(1)
Non-executive officer employees as a group               --              TBD(1)                --                TBD(1)

----------------
(1) To be determined. It is anticipated that if the Plan receives stockholder approval, Awards to officers and employees may be made by the Committee during the calendar quarter ending December 31, 2005, however, at this time, no assurances can be made that such Awards will in fact be made, the recipient of such Awards, or the level of such individual Awards.

     In accordance with the OTS regulations, no individual officer or employee shall receive awards in excess of 25% of the total Stock Options or Restricted Stock Awards that may be issued under the Plan.
(2) The exercise price of such Options shall be equal to the Fair Market Value of the Common Stock on the date of award. Thus, on the date of stockholder approval, the Options have no value for the recipient. The value of the Options will equal the difference between the exercise price of such Options and the market price of the Common Stock on the date of exercise of an Option. Accordingly, the value to the recipient is not determinable until the Option is exercised.
(3) Options awarded to outside directors are first exercisable at a rate of 20% on the one year anniversary of the date of the award and 20% annually thereafter on the anniversary date of the award during such period of service as a director or director emeritus, and shall remain exercisable for ten years without regard to continued service as a director or director emeritus. Upon Disability, Death, or a Change in Control of the Company or the Bank, such Awards shall be 100% exercisable.
(4) These values are based on the last reported sales price of the Common Stock on September 16, 2005, which was $12.68 per share. The exact dollar value of the restricted shares granted will equal the market price of the Common Stock on the date of vesting of such Awards.
(5) All Awards presented herein shall be earned at a rate of 20% on the one year anniversary of the date of the Award and 20% annually thereafter on the anniversary of the date of the Award. All Awards shall become immediately 100% vested upon Death or Disability or termination of service following a Change in Control of the Company or the Bank (as defined in the Plan). Awards shall continue to vest during periods of service as an employee, director, or director emeritus.
(6)  Nominee for election as a director.

         Acceleration of Awards. Unless otherwise determined by the Committee, upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non-forfeitable and be free of restrictions.

         For the purposes of the Plan, "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the OTS or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby Kearny MHC shall merge into the Company or the Bank and a new parent of the Company or the Bank is formed.

         The power of the Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Committee to make adjustments in connection with the Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Committee to adapt the Plan to operate in changed circumstances, to adjust the Plan to fit a smaller or larger institution, and to permit the issuance of Options to new management following such extraordinary corporate action. However, this power of the Committee also has an anti-takeover effect, by allowing the Committee to adjust the Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

         Although the Plan may have an anti-takeover effect, the Company's Board of Directors did not adopt the Plan specifically for anti-takeover purposes. The Plan could render it more difficult to obtain support for stockholder proposals opposed by the Company's Board and management in that recipients of

Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of such Options could make it easier for the Board and management to block the approval of certain transactions. In addition, the exercise of such Options could increase the cost of an acquisition by a potential acquiror.

         Adjustments. As is customary in equity incentive plans of this nature, each share limit and the number and kind of shares available under the Plan and any outstanding Awards as well as the exercise or purchase prices of Awards, are subject to proportional adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends or similar events that change the number or kind of shares outstanding, as well as in the case of extraordinary dividends or distributions of property to the stockholders. In the event of such an adjustment as described above, the Committee may, if it deems it appropriate and equitable under the circumstances, make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

         Transfer Restrictions. Unless otherwise determined by the Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may provide for the transfer or assignment of a non-statutory stock option if it determines that the transfer or assignment is for valid estate planning purposes. The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred.

         Amendment or Termination of the Plan. The Committee may amend, modify or terminate the Plan, except that no such amendment may have the effect of repricing the exercise price of Options and any material amendments to the Plan shall be subject to a ratification vote by the Company's stockholders.

         In accordance with OTS regulations applicable to stock benefit plans established or implemented within one year following the completion of a mutual-to-stock conversion of a federally chartered savings institution such as the Bank, the Plan contains certain restrictions and limitations, including among others, provisions requiring the vesting of Awards granted to occur no more rapidly than ratably over a five-year period and the resultant prohibition against accelerated vesting of award grants upon the occurrence of an event other than the death or disability of the award recipient or a Change in Control of the Company or the Bank. The Company does not have any present intention to engage in any transaction that would result in the accelerated vesting of Awards as permitted by the Plan, however, the Board has determined that the implementation of such Plan provisions is in the best interests of the shareholders of the Company, as well as the officers, directors and employees of the Company.

Federal Income Tax Treatment of Awards Under the Plan

         The following discussion of the general tax principles applicable to the Plan summarizes the federal income tax consequences of the Plan under current federal law, which is subject to change at any time. This summary is not intended to be exhaustive and, among other considerations, does not describe state or local tax consequences.

         Nonstatutory Stock Options. The optionee generally recognizes taxable income in an amount equal to the difference between the Option exercise price and the Fair Market Value of the shares at the time of exercise. The Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Employees exercising non-statutory stock options are also subject to federal, state, and local (if any) tax withholding on the option income. Outside directors are not subject to tax withholding.

         Incentive Stock Options. The optionee generally does not recognize taxable income upon exercise of an Incentive Stock Option. If the optionee does not dispose of the Common Stock acquired upon exercise for the required holding periods of two years from the date of grant and one year from the date of exercise, income from a subsequent sale of the shares is treated as a capital gain for tax purposes. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an optionee. However, if the optionee disposes of the shares prior to the expiration of the required holding periods, the optionee has made a disqualifying disposition of the stock. Upon a disqualifying disposition, the optionee will recognize taxable income equal to the difference between the exercise price and the Fair Market Value of the Company Common Stock on the date of exercise, and the Company will receive a tax deduction equal to the ordinary income recognized by the optionee. Currently, the Internal Revenue Service does not require tax withholding on disqualifying dispositions.

         In accordance with Section 162(m) of the Internal Revenue Code, the Company's tax deductions for compensation paid to the most highly paid executives named in the Company's Proxy Statement may be limited to no more than $1 million per year, excluding certain "performance-based" compensation. The Company intends for the award of Options under the Plan to comply with the requirement for an exception to Section 162(m) of the Code applicable to stock option plans so that the amount of the Company's deduction for compensation related to the exercise of Options would not be limited by Section 162(m) of the Internal Revenue Code.

         Restricted Stock. Generally, the recipient of a Restricted Stock Award recognizes ordinary income, and the Company is entitled to a corresponding deduction, equal to the Fair Market Value of the stock upon the lapse of any transfer or forfeiture restrictions placed on the shares (i.e., upon vesting of the shares). A Restricted Stock Award recipient who makes an election under
Section 83(b) of the Internal Revenue Code, however, recognizes ordinary income equal to the Fair Market Value of the stock at the time of grant, rather than at the time restrictions lapse, and the Company is entitled to a corresponding deduction at that time. If the recipient makes a Section 83(b) election, there are no further federal income tax consequences to either the recipient or the Company at the time any applicable transfer or forfeiture restrictions lapse. A recipient of a Restricted Stock Award may elect to have a portion of such Award withheld by the Company in order to meet any necessary tax withholding obligations.

         Accounting  Treatment.  Common Stock  issuable  pursuant to outstanding
Options under the Plan will be considered outstanding for purposes of calculating earnings per share on a diluted basis. The Financial Accounting Standards Board has announced a change in the required accounting methods applicable to stock options effective after June 15, 2005. Under such accounting requirements, the Company will be required to recognize compensation expense related to stock options outstanding based upon the fair value of such awards at the date of grant over the period that such awards are earned. As such, upon stockholder approval of the Plan, the Company will recognize a financial reporting expense related to Awards to outside directors as defined in the Plan for the fiscal reporting period including the date of such stockholder approval and for subsequent periods as such Awards are vested. The Company will recognize additional financial reporting expense at such time that the Committee may make Awards to officers and employees and thereafter as such Awards vest.

         For accounting purposes, the Company will recognize compensation expense for Common Stock subject to Restricted Stock Awards over the vesting period at the Fair Market Value of the shares on the date they are awarded.

         Possible Dilutive Effects of the Plan. The Common Stock to be issued upon the exercise of Options awarded under the Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders may be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 3,564,137 shares of Common Stock), then the dilutive effect to current stockholders would be approximately 4.67%. The Company can avoid dilution resulting from awards under the Plan by delivering shares repurchased in the open market upon the exercise of Options.

         It is the Company's present intention to fund the Restricted Stock Awards through open-market purchases of Common Stock, which will cause no dilutive effect. The Plan provides, however, that Common Stock to be awarded may be acquired by the Plan through open-market purchases or from authorized but unissued shares of Common Stock from the Company. To the extent that authorized but unissued shares are utilized to fund Restricted Stock Awards, the interests of current stockholders may be diluted. If all Restricted Stock Awards (i.e., 1,425,655 shares of Common Stock) are funded with newly issued shares, the dilutive effect to current stockholders would be approximately 1.93%.

Shareholder Approval

         Shareholder approval of the Plan is being sought in accordance with the listing standards of the Nasdaq National Market and OTS regulations. Additional purposes of requesting shareholder approval of the Plan are to permit the Options to qualify as Incentive Stock Options in accordance with the Internal Revenue Code and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Internal Revenue Code. Additionally, shareholder approval of the Plan will enable recipients of Stock Options and Restricted Stock Awards to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act.

         In voting on the approval of the Plan, you may vote in favor of the proposal, against the proposal or abstain from voting. To be approved, this matter requires the affirmative vote of the majority of the votes eligible to be cast at the Annual Meeting, including shares held by Kearny MHC ("Vote Standard A"), AND by the affirmative vote of a majority of the votes cast at the Annual Meeting, excluding the shares held by Kearny MHC ("Vote Standard B"). For Vote Standard A, abstention and broker non-votes will have the same effect as a negative vote. For Vote Standard B, abstentions and broker non-votes will have no effect on the voting.

            THE OTS DOES NOT ENDORSE OR APPROVE THE PLAN IN ANY WAY.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE KEARNY FINANCIAL CORP. 2005 STOCK COMPENSATION AND INCENTIVE PLAN.

--------------------------------------------------------------------------------
        PROPOSAL III - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR
--------------------------------------------------------------------------------

         Appointment of Independent Auditor. The Audit Committee of Board of Directors of the Company has appointed Beard Miller Company LLP as the Company's independent auditor for the fiscal year ending June 30, 2006. This appointment is being submitted to the Company's stockholders for ratification. Beard Miller was the Company's independent auditor for the fiscal year ended June 30, 2005. A representative of Beard Miller is expected to be present at the Meeting, will have the opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

         Ratification of the appointment of the independent auditor requires the affirmative vote of a majority of the votes cast, in person or by proxy, by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of Beard Miller Company LLP as the Company's independent auditor for the 2006 fiscal year.

         Change in Independent Auditor. On April 1, 2005, the Company's former independent auditor, Radics & Co., LLC ("Radics"), merged with Beard Miller Company LLP ("Beard Miller") to become the Pine Brook, New Jersey office of Beard Miller. As a result of the merger, on April 1, 2005, Radics resigned as independent auditors of the Company and the Company engaged Beard Miller as its successor independent audit firm. The Company's engagement of Beard Miller was approved by the Company's Audit Committee. The reports of Radics on the consolidated financial statements of the Company as of and for the fiscal years ended June 30, 2004 and 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company's fiscal years ended June 30, 2004 and 2003, and in connection with the audit of the Company's consolidated financial statements for such periods, and for the period from July 1, 2004 to April 1, 2005, there were no disagreements between the Company and Radics on any matter of accounting principles or practices, consolidated financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Radics, would have caused Radics to make reference to such matter in connection with its audit reports on the Company's consolidated financial statements.

         Principal Accounting Fees and Services. Effective July 30, 2002, the Securities and Exchange Act of 1934 was amended by the Sarbanes-Oxley Act of 2002 to require all auditing services and non-audit services provided by an issuer's independent auditor to be approved by the issuer's audit committee prior to such services being rendered or to be approved pursuant to pre-approval policies and procedures established by the issuer's audit committee. The Company's Audit Committee approves each service prior to the engagement of the auditor for all audit and non-audit services. All of the services listed below were approved by the Audit Committee prior to the service being rendered. There were no services that were not recognized to be non-audit services at the time of engagement that were approved after the fact.

         Audit Fees. Audit fees consist of fees for professional services rendered for the audit of the Company's annual consolidated financial statements and for the review of the quarterly consolidated financial statements. The aggregate audit fees billed by Beard Miller for the year ended June 30, 2005 were $125,000 and the aggregate audit fees billed by Radics for the year ended June 30, 2004 were $102,000.

         Audit Related Fees. Audit related fees consist principally of assurance and related services normally provided by the independent auditor in connection with statutory and regulatory filings. The aggregate audit related fees billed by Beard Miller for the year ended June 30, 2005 were $45,500 and the aggregate audit related fees billed by Radics for the year ended June 30, 2004 were $15,000.

         Tax Fees. The aggregate fees billed by Beard Miller and Radics for professional services rendered for tax compliance, tax advice and tax planning totaled $28,000 and $19,800 for the years ended June 30, 2005 and 2004, respectively. Such tax-related services consisted of tax return preparation and consultation.

         All Other Fees. The aggregate fees billed by Beard Miller and Radics for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" totaled $192,500 for the year ended June 30, 2005 and consisted of expenses related to the Company's minority stock offering completed in February 2005. For the year ended June 30, 2004, there were no fees billed other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees."

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy materials for the annual meeting of stockholders for the fiscal year ending June 30, 2005, all stockholder proposals must be received at the Company's executive office at 120 Passaic Avenue, Fairfield, New Jersey, 07004 a reasonable amount of time before the Company begins to print and mail its proxy materials for such meeting. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered for inclusion in the Company's proxy materials.

         Under the Company's Charter, stockholder proposals that are not included in the Company's proxy statement for the fiscal year ending June 30, 2005, will only be considered at the annual meeting to be held in 2006 if the stockholder submits notice of the proposal to the Company at the above address a reasonable amount of time before the Company begins to print and mail its proxy materials for such meeting. Stockholder proposals must meet other applicable criteria as set forth in the Company's bylaws in order to be considered at the 2006 annual meeting.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any other matters to come before the Meeting. However, if any other matters should properly come before the Meeting or any adjournments, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the persons named in the accompanying proxy.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telephone without additional compensation. The Company has engaged D.F. King to act as a proxy solicitor in connection with the Meeting; and the cost of this engagement is $5,000, plus expenses.

                                                                      APPENDIX A

                             Kearny Financial Corp.
                           Kearny Federal Savings Bank
             Audit & Compliance Committee Charter & Policy Statement

Purpose

The Audit & Compliance Committee ("Committee") is appointed by the Board of Directors of Kearny Financial Corp. (the "Company") and serves as a joint committee of the Boards of Directors of both the Company and its wholly-owned subsidiary, Kearny Federal Savings Bank (the "Bank"). The Committee is responsible for overseeing the accounting and financial reporting processes of the Company, the Bank, their subsidiaries and Kearny MHC (referred to hereinafter collectively as "Kearny"). The Committee is also responsible for overseeing audits of Kearny's financial statements.

The Committee's primary duties and responsibilities are to:

o Monitor the integrity of Kearny's systems of internal controls regarding finance, accounting, and compliance; including the review and approval of 10K/10Q SEC filings.

o Monitor the independence and performance of the external audit firm, the Internal Audit Department and the Compliance Department.

o    Monitor compliance with legal and regulatory requirements.

o    Monitor and manage the Whistleblower Program.

o    Provide  an  avenue  of  communication   among  the  external  audit  firm,
     management, the Internal Audit Department, the Compliance Department and the Board of Directors.

The Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the external audit firm as well as anyone in the Kearny organization. The Committee has the ability to retain, at the Company's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties. The Committee has the authority to determine appropriate funding, at the Company's expense, for payment of ordinary administrative expenses of the Committee that are determined by the Committee to be necessary or appropriate in carrying out the duties of the Committee.

This charter will be recorded in the Company's and the Bank's minutes, available in written form upon request.

Audit Committee Composition and Meetings

The Committee shall be comprised of three or more directors as appointed by the Board of Directors, each of whom shall be non-executive directors and shall not accept any consulting, advisory or other compensatory fees, other than director fees, from Kearny. Additionally, the committee shall be comprised of individuals who are not officers or employees of any of Kearny's affiliates and who are independent, as defined by the rules of NASDAQ. All members of the Committee shall have an understanding of financial statements. At least one member shall have past employment experience in finance or accounting, required professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

At least one member of the Committee shall be a financial expert as defined by the Securities and Exchange Commission. The Committee Chair shall be elected by the Committee.

The duties and responsibilities of a member of the Committee are in addition to those duties set out for a member of the Board of Directors.

The Committee shall meet at least monthly, or more frequently as circumstances dictate, or as determined by the Board of Directors, the Committee Chair, or the Chief Executive Officer. Minutes of meetings will be approved by the Committee and maintained.

Responsibilities

The Committee shall review and reassess the adequacy of this Charter at least annually.

The Committee shall have responsibilities in four areas:

     1.   Audited Financial Statements;
     2.   External   Audit  Firms  (as   pertinent  to  the  Audit   Committee's
          responsibilities);
     3.   Internal Audit Department; and
     4.   Compliance Department, including Whistleblower procedures.

     Audited Financial Statements

     o    Review the fiscal year-end audited financial statements;
     o Recommend to the Board of Directors for its approval the financial statements which the Committee has reviewed and found to be accurate, timely, and containing all appropriate disclosures; and
     o Obtain satisfactory response from management concerning issues raised by regulators, the external audit firm, or the Internal Audit Department as they relate to financial reporting.

     External Audit Firms

     o Be responsible for the appointment, compensation and oversight of external audit firms;
     o Determine appropriate funding to pay for audit, review or attest services performed by external audit firms;
     o    Approve the audit plan of external audit firms;
     o Approve all non-audit services, including tax services, prior to the engaging the external audit firm to perform such services. The Committee may delegate this responsibility to an individual Committee member or group of Committee members. Non-audit services performed by any party other than the external audit firm need not be approved by the Committee pursuant to this section; and
     o Review and discuss with the external audit firms on an annual basis all significant relationships they have with the Bank that could impair the external audit firm's independence and receive from the external audit firm a written statement delineating all relationships between the external audit firm and Kearny.

     Internal Audit Department

     o Approve the annual audit plan, any subsequent changes, and ensure that the scope of the audit activities have not been restricted by management;
     o Approve the appointment, performance, and replacement of the audit outsource provider, if applicable;
     o Review significant audit findings, recommendations, and management's corresponding responses and the implementation plan of significant audit recommendations; and
     o Direct the Internal Audit Department to perform special studies, examinations and/or reviews.

     Compliance Department

     o    Approve the Regulatory Compliance Program annually;
     o Review legal and regulatory matters within the scope of any review that may have a material effect on Kearny, compliance with Kearny's policies and procedures, and reports received by regulators;
     o Discuss significant review findings, recommendations, and management's corresponding responses and the implementation plan of significant audit recommendations; and
     o Establish and maintain procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Internal Controls

The Committee will review Kearny's internal control system and the resolution of identified material weaknesses and reportable conditions in the internal control system, including the prevention or detection of management overrides or compromise of the internal control system.

Publication of Charter

Pursuant to the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, a copy of this charter shall be included as an appendix to the Company's annual meeting proxy statement at least once every three fiscal years.

                                                                      APPENDIX B

                             KEARNY FINANCIAL CORP.
                          NOMINATING COMMITTEE CHARTER

Purpose:

         Acting pursuant to Section 10 of Article IV of the Bylaws of Kearny Financial Corp. (the "Company"), the Board of Directors has established a Nominating Committee whose purpose is to seek and recommend to the Board qualified nominees for election or appointment to the Company's Board of Directors.

Membership:

         The Committee will consist of a minimum of two members of the Board of Directors, all of whom shall be independent directors. Applicable laws and regulations, including the regulations of the Nasdaq Stock Market, as they may be amended from time to time, will be followed in evaluating a director's independence. The members of the Committee will be appointed by and serve at the discretion of the Board of Directors.

Nomination/Appointment Policy:

         The Committee believes that it is in the best interest of the Company and its shareholders to obtain highly-qualified persons to serve as members of the Board of Directors. The Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

          The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Kearny Federal Savings Bank. Additionally, the Committee will consider persons recommended by shareholders of the Company in selecting the individuals the Committee recommends to the Board for selection as the Board's nominees. The Committee will evaluate persons recommended by directors or officers of the Company or Kearny Federal Savings Bank and persons recommended by shareholders in the same manner.

         To be considered in the Committee's selection of individuals the Committee recommends to the Board for selection as the Board's nominees, recommendations from shareholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to shareholders. Recommendations should identify the submitting shareholder, the person recommended for consideration and the reasons the submitting shareholder believes such person should be considered.

Responsibilities:

         The responsibilities of the Nominating Committee shall include, but not be limited to:

     o Assist to identify, interview and recruit individuals for selection as Board nominees for election as directors.

     o Annually present to the Board a list of individuals recommended for selection by the Board as the Board's nominees for election at the annual meeting of shareholders.

     o Regularly review and make recommendations about changes to the charter of the Nominating Committee.

     o Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

Meetings and Reports:

         The Committee will meet at least once annually to evaluate and make a recommendation to the Board of individuals for selection as the Board's nominees for election at the annual meeting of shareholders. Additional meetings may occur as the Committee or its chair deems advisable. The committee shall keep regular minutes of the transactions of its meetings and shall cause them to be recorded in books kept for that purpose in the office of the Company.

Nomination Procedures:

         Except in the case of a nominee substituted as a result of the death or other incapacity of a Board nominee, the Committee shall deliver written nominations to the Secretary of the Company at least 20 days prior to the date of the Company's annual meeting of shareholders. Upon delivery to the Secretary, the Secretary shall post such nominations in a conspicuous place in the principal place of business of the Company.

         No nominations for directors except those made by the Committee shall be voted upon at the Company's annual meeting of shareholders unless other nominations by shareholders are made in writing and delivered to the Secretary of the Company at least five days prior to the date of such meeting. Upon delivery to the Secretary, the Secretary shall post such nominations in a conspicuous place in the principal place of business of the Company.

         Ballots bearing the names of all persons nominated by the Committee and by shareholders shall be provided for use at the Company's annual meeting of shareholders. However, if the Committee shall fail or refuse to act at least 20 days prior to the Company's annual meeting of shareholders, nominations for directors may be made at the annual meeting by any shareholder entitled to vote and shall be voted upon.

Resources and Authority:

         The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director nominees, this authority shall be vested solely in the Committee.

Publication of Charter:

Pursuant to the rules of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, a copy of this charter shall be included as an appendix to the Company's annual meeting proxy statement at least once every three fiscal years.

                                                                      APPENDIX C

                             KEARNY FINANCIAL CORP.
                   2005 STOCK COMPENSATION AND INCENTIVE PLAN

 1.      PURPOSE OF PLAN.

The purpose of this 2005 Stock Compensation and Incentive Plan is to provide incentives and rewards to officers, employees and directors that contribute to the success and growth of Kearny Financial Corp. and its Affiliates, and to assist all these entities in attracting and retaining directors, executives and other key employees with experience and ability.

2.       DEFINITIONS.

"Affiliate" means any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Sections 424(e) and 424(f) of the Code.

"Award"  means  Restricted  Stock Awards and/or Stock  Options,  as set forth in
Section 6 of the Plan.

"Bank" means Kearny Federal Savings Bank, and any successors thereto.

"Beneficiary" means the person or persons designated by the Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing by the Participant and addressed to the Company or the Committee on forms provided for this purpose by the Committee, and delivered to the Company or the Committee. Such
Beneficiary designation may be changed from time to time by similar written notice to the Committee. A Participant's last will and testament or any codicil thereto shall not constitute written designation of a Beneficiary. In the absence of such written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, the Participant's estate.

"Board of Directors" means the board of directors of the Company.

"Cause" means the personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations and similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Company or its Affiliates.

"Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company or its Affiliates; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company, as otherwise defined or determined by the Office of Thrift Supervision or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan which is exempt from the approval requirements, set forth under 12 C.F.R. Section 574.3(c)(1)(vii) as now in effect or as may hereafter be amended. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. A Change in Control shall not include a transaction whereby the MHC shall merge into the Company or the Bank and a new Parent of the Company or the Bank is formed.

"Code" means the Internal Revenue Code of 1986, as amended.

"Committee" means the Board of Directors of the Company or the administrative committee designated, pursuant to Section 3 of the Plan, to administer the Plan.

"Common Stock" means the common stock of the Company.

"Company" means Kearny Financial Corp., and any successor entity or any future parent corporation of the Bank.

"Director" means a person serving as a member of the Board of Directors of the Company from time to time.

"Director Emeritus" means a person serving as a director emeritus, advisory director, consulting director or other similar position as may be appointed by the Board of Directors of the Company from time to time.

"Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at Section 22(e)(3) of the Code; and (b) with respect to other Awards, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Company or its Affiliates in his or her then current capacity as determined by the Committee.

"Effective Date" shall mean the date of stockholder approval of the Plan by the stockholders of the Company.

"Eligible Participant" means an Employee or Outside Director who may receive an Award under the Plan.

"Employee" means any person employed by the Company or an Affiliate. Directors who are also employed by the Company or an Affiliate shall be considered Employees under the Plan.

"Exchange Act" means the Securities Exchange Act of 1934, as amended.

"Exercise Price" means the price at which an individual may purchase a share of Common Stock pursuant to an Option.

"Fair Market Value" means the closing sales price reported on the Nasdaq National Market (as published by The Wall Street Journal, if published) on such date or, if the Common Stock was not traded on such date, on the immediately preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported.

"Incentive Stock Option" means a Stock Option granted under the Plan, that is intended to meet the requirements of Section 422 of the Code.

"MHC" means Kearny MHC, the mutual holding company of the Bank.

"Non-Statutory Stock Option" means a Stock Option granted to an individual under the Plan that is not intended to be and is not identified as an Incentive Stock Option, or an Option granted under the Plan that is intended to be and is identified as an Incentive Stock Option, but that does not meet the requirements of Section 422 of the Code.

"Option" or "Stock Option" means an Incentive Stock Option or a Non-Statutory Stock Option, as applicable.

"Outside Director" means a member of the Board of Directors of the Company who is not also an Employee.

"Parent" means any present or future corporation which would be a "parent corporation" of the Bank or the Company as defined in Sections 424(e) and (g) of the Code.

"Participant" means an individual who is granted an Award pursuant to the terms of the Plan.

"Plan" means this Kearny Financial Corp. 2005 Stock Compensation and Incentive Plan.

"Restricted Stock Award" means an Award of shares of restricted stock granted to a Participant pursuant to Section 6(b) of the Plan.

"Trust" shall mean any grantor trust established by the Company for purposes of administration of the Plan.

"Trustee" or "Trustee Committee" means that person(s) or entity appointed by the Committee to hold legal title to the Plan assets under any Trust for the purposes set forth herein.

3.   ADMINISTRATION.

     (a) The Committee shall administer the Plan. The Committee shall consist of two or more disinterested directors of the Company, who shall be appointed by the Board of Directors. A member of the Board of
          Directors shall be deemed to be disinterested only if he or she satisfies: (i) such requirements as the Securities and Exchange
          Commission may establish for non-employee directors administering plans intended to qualify for exemption under Rule 16b-3 (or its successor) of the Exchange Act and (ii) and to the extent deemed appropriate by the Board of Directors, such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under Section 162(m)(4)(C) of the Code; provided, however, a failure to comply with the requirements of this subparagraph (ii) shall not disqualify any actions taken by the Committee. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

          (b)  Subject to paragraph (a) of this Section 3, the Committee shall:

               (i) select the individuals who are to receive grants of Awards under the Plan;

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

               (ii) determine the type, number,  vesting  requirements and other features and conditions of Awards made under the Plan;
               (iii)interpret the Plan and Award  Agreements (as defined below);
                    and
               (iv) make all other  decisions  related to the  operation  of the
                    Plan.

          (c) Each Award granted under the Plan shall be evidenced by a written agreement (i.e., an "Award Agreement"). Each Award Agreement shall constitute a binding contract between the Company or an Affiliate and the Participant, and every Participant, upon acceptance of an Award Agreement, shall be bound by the terms and restrictions of the Plan and the Award Agreement. The terms of each Award Agreement shall be set in accordance with the Plan, but each Award Agreement may also include any additional provisions and restrictions determined by the Committee. In particular, and at a minimum, the Committee shall set forth in each Award Agreement:

               (i)  the type of Award  granted;
               (ii) the  Exercise  Price for any  Option;
               (iii)the number of shares or rights  subject  to the Award;
               (iv) the expiration date of the Award;
               (v) the manner, time and rate (cumulative or otherwise) of exercise or vesting of the Award; and
               (vi) the  restrictions,  if any,  placed  on the  Award,  or upon shares which may be issued upon the exercise or vesting of the Award.

         The Chairman of the Committee and/or the President of the Company are hereby authorized to execute Award Agreements on behalf of the Company or an Affiliate and to cause them to be delivered to the Participants granted Awards under the Plan.

          (d) Six Month Holding Period. Subject to vesting requirements, if applicable, except in the event of death or Disability of the Participant or a Change in Control of the Company, a minimum of six months must elapse between the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

4.   ELIGIBILITY.

Subject to the terms of the Plan, Employees and Outside Directors, as the Committee shall determine from time to time, shall be eligible to receive Awards in accordance with the Plan.

5.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMITS.

5.1 Shares Available. Subject to the provisions of Section 7, the Common Stock that may be delivered under this Plan shall be shares of the Company's authorized but unissued Common Stock, shares of Common Stock purchased in the open-market by the Company or any Trust established for purposes of administration of the Plan and any shares of Common Stock held as treasury shares.

5.2 Share Limits. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under this Plan (the "Share Limit") equals 4,989,792 shares. The following limits also apply with respect to Awards granted under this Plan:

         (a) The maximum number of shares of Common Stock that may be delivered pursuant to the exercise of Stock Options granted under this Plan is 3,564,137 shares.

         (b) The maximum number of shares of Common Stock that may be delivered pursuant to Restricted Stock Awards granted under this Plan is 1,425,655 shares.

5.3 Awards Settled in Cash, Reissue of Awards and Shares. To the extent that an Award is settled in cash or a form other than shares of Common Stock, the shares that would have been delivered had there been no such cash or other settlement shall be counted against the shares available for issuance under this Plan. Shares that are subject to or underlie Awards which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under this Plan shall again be available for subsequent Awards under this Plan.

5.4 Reservation of Shares; No Fractional Shares; Minimum Issue. The Company shall at all times reserve a number of shares of Common Stock sufficient to cover the Company's obligations and contingent obligations to deliver shares with respect to Awards then outstanding under this Plan. No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of Awards under this Plan. No fewer than 100 shares may be purchased on exercise of any Stock Option unless the total number purchased or exercised is the total number at the time available for purchase or exercise by the Participant.

6.   AWARDS.

6.1 Except as otherwise detailed herein, the Committee shall determine the type or types of Award(s) to be made to each Eligible Participant or Outside Director. Awards may be granted singularly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company. The types of Awards that may be granted under this Plan are Stock Options and Restricted Stock Awards, as follows:

          (a) STOCK OPTIONS.

                  The Committee may, subject to the limitations of this Plan and the availability of shares of Common Stock reserved but not previously awarded under the Plan, grant Stock Options to Employees and Outside Directors, subject to terms and conditions as it may determine, to the extent that such terms and conditions are consistent with the following provisions:

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

               (i) EXERCISE PRICE. The Exercise Price of Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant.

               (ii) TERMS OF OPTIONS.  In no event may an individual exercise an
                    Option, in whole or in part, more than ten (10) years from the date of grant.

               (iii)NON-TRANSFERABILITY.  Unless  otherwise  determined  by  the
                    Committee, an individual may not transfer, assign, hypothecate, or dispose of an Option in any manner, other than by will or the laws of intestate succession. The Committee may, however, in its sole discretion, permit the transfer or assignment of a Non- Statutory Stock Option, if it determines that the transfer or assignment is for valid estate planning purposes and is permitted under the Code and Rule 16b-3 of the Exchange Act. For purposes of this Section 6.1(a), a transfer for valid estate planning purposes includes, but is not limited to, transfers:

                    (1) to a revocable INTER VIVOS trust, as to which an individual is both settlor and trustee;

                    (2) for no consideration to: (a) any member of the individual's Immediate Family; (b) a trust solely for the benefit of members of the individual's Immediate Family; (c) any partnership whose only partners are members of the individual's Immediate Family; or (d) any limited liability corporation or other corporate entity whose only members or equity owners are members of the individual's Immediate Family.

                         For purposes of this Section 6.1, "Immediate Family" includes, but is not necessarily limited to, a Participant's parents, grandparents, spouse, children, grandchildren, siblings (including half brothers and sisters), and individuals who are family members by adoption. Nothing contained in this Section 6.1 shall be construed to require the Committee to give its approval to any transfer or assignment of any Non-Statutory Stock Option or portion thereof, and approval to transfer or assign any Non-Statutory Stock Option or portion thereof does not mean that such approval will be given with respect to any other Non-Statutory Stock Option or portion thereof. The transferee or assignee of any Non-Statutory Stock Option shall be subject to all of the terms and conditions applicable to such Non- Statutory Stock Option immediately prior to the transfer or assignment and shall be subject to any other conditions prescribed by the Committee with respect to such Non-Statutory Stock Option.

                    (iv) SPECIAL    RULES   FOR   INCENTIVE    STOCK    OPTIONS.
                         Notwithstanding the foregoing provisions, the following rules shall further apply to grants of Incentive Stock
                         Options:

                         (1) If an Employee owns or is treated as owning, for purposes of Section 422 of the Code, Common Stock representing more than ten percent (10%) of the total combined voting securities of the Company at the time the Committee grants the Incentive Stock Option (a "10% Owner"), the

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

                                    Exercise Price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

                           (2) An Incentive Stock Option granted to a 10% Owner shall not be exercisable more than five (5) years from the date of grant.

                           (3) To the extent the aggregate Fair Market Value of shares of Common Stock with respect to which Incentive Stock Options are
                                    exercisable   for  the  first   time  by  an
                                    Employee during any calendar year, under the
                                    Plan or any other  stock  option plan of the
                                    Company,  exceeds  $100,000,  or such higher
                                    value as may be permitted  under Section 422
                                    of the  Code,  Incentive  Stock  Options  in
                                    excess  of  the  $100,000   limit  shall  be
                                    treated as Non-Statutory Stock Options. Fair
                                    Market Value shall be determined as of the date of grant for each Incentive Stock Option.

                           (4) Each Award Agreement for an Incentive Stock Option shall require the individual to notify the Committee within ten (10) days of any disposition of shares of Common Stock under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions).

                           (5)      Incentive  Stock Options may only be awarded
                                    to  an   Employee  of  the  Company  or  its
                                    Affiliates.

                    (v) OPTION AWARDS TO OUTSIDE DIRECTORS. Subject to the limitations of Section 6.4(a), Non-Statutory Stock Options to purchase 133,655 shares of Common Stock will be granted to each Outside Director of the Company as of the Effective Date, at an Exercise Price equal to the Fair Market Value of the Common Stock on such date of grant. The Options will be first exercisable at the rate of 20% on the one year anniversary of the Effective Date and 20% annually thereafter during such periods of service as a Director or Director Emeritus. Upon the death or Disability of the Director or
                         Director Emeritus, such Option shall be deemed immediately 100% exercisable. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Director's death, such Options may be exercised by the Beneficiary or the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected Outside Directors within the sole discretion of the Committee. The Exercise Price per share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Bank or the Company. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Outside Directors hereunder shall be subject to all other provisions of this Plan.

         (b) RESTRICTED STOCK AWARDS.

                  The Committee may make grants of Restricted Stock Awards, which shall consist of the grant of some number of shares of Common Stock to an individual upon such terms and

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

                  conditions as it may determine, to the extent such terms and conditions are consistent with the following provisions:

                  (i) GRANTS OF STOCK. Restricted Stock Awards may only be granted in whole shares of Common Stock.

                  (ii) NON-TRANSFERABILITY. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                           (1) The recipient of a Restricted Stock Award grant shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the grant until full vesting of such shares has occurred. For purposes of this
                                    Section 6.1, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                           (2) Unless otherwise determined by the Committee, and except in the event of the Participant's death or pursuant to a
                                    qualified   domestic   relations   order,  a
                                    Restricted   Stock   Award   grant   is  not
                                    transferable  and may be earned  only by the
                                    individual to whom it is granted  during his
                                    or  her  lifetime.   Upon  the  death  of  a
                                    Participant,  a Restricted Stock Award shall
                                    be  transferred  to  the  Beneficiary.   The
                                    designation  of  a  Beneficiary   shall  not
                                    constitute a transfer.

                           (3) If the recipient of a Restricted Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to the grant may not, without the written consent of the Committee (which consent may be given in the Award Agreement), be sold or otherwise disposed of within six (6) months following the date of grant.

                  (iii) ISSUANCE OF CERTIFICATES. The Committee, in its sole discretion, may permit the issuance of shares of Common Stock to be issued pursuant to a Restricted Stock Award prior to the time that such Award shall be deemed earned and non-forfeitable, with such stock certificate evidencing such shares registered in the name of the Participant to whom the Restricted Stock Award was granted; provided, however, that the Company may not cause a stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Further, each such stock certificate shall bear the following legend:

                                    THE  TRANSFERABILITY OF THIS CERTIFICATE AND
                                    THE SHARES OF STOCK  REPRESENTED  HEREBY ARE
                                    SUBJECT  TO  THE  RESTRICTIONS,   TERMS  AND
                                    CONDITIONS  (INCLUDING FORFEITURE PROVISIONS
                                    AND RESTRICTIONS AGAINST TRANSFER) CONTAINED
                                    IN THE  KEARNY  FINANCIAL  CORP.  2005 STOCK
                                    COMPENSATION  AND  INCENTIVE  PLAN  AND  THE
                                    RELATED AWARD AGREEMENT ENTERED INTO BETWEEN
                                    THE REGISTERED OWNER OF SUCH SHARES

                                  AND KEARNY FINANCIAL CORP. OR ITS AFFILIATES. A COPY OF THE PLAN AND AWARD AGREEMENT IS ON FILE IN THE OFFICE OF THE CORPORATE SECRETARY OF KEARNY FINANCIAL CORP.

                           This legend shall not be removed until the individual becomes vested in such Restricted Stock Award pursuant to the terms of the Plan and Award Agreement. Each certificate issued pursuant to this
                           Section 6.1(b) shall be held by the Company or its Affiliates, unless the Committee determines otherwise.

                  (iv) TREATMENT OF DIVIDENDS. Participants are entitled to all dividends and other distributions declared and paid on all shares of Common Stock subject to a Restricted Stock Award, from and after the date of grant of such Restricted Stock Award; provided that, such dividends and other distributions shall be held in arrears by the Plan or Trust, if applicable, until the underlying Restricted Stock Award shall be deemed earned and non-forfeitable.

                  (v)      VOTING RIGHTS  ASSOCIATED  WITH OF  RESTRICTED  STOCK
                           AWARDS.
                           Voting rights associated with any Restricted Stock Award shall not be exercised by the Participant until certificates of Common Stock representing such Award have been issued to such Participant. Any shares of Common Stock held by the Trust prior to issuance to a Participant shall be voted by the Trustee of such Trust as directed by the Committee.

                  (vi) RESTRICTED STOCK AWARDS TO OUTSIDE DIRECTORS. Notwithstanding anything herein to the contrary, upon the Effective Date, a Restricted Stock Award consisting of 53,462 shares of Common Stock shall be awarded to each Outside Director of the Company. Such Award shall be earned and non-forfeitable at the rate of one-fifth as of the one-year anniversary of the Effective Date and an additional one-fifth following each of the next four successive years. Such Award shall be immediately 100% earned and non- forfeitable in the event of the death or Disability of such Director. Such Award shall be immediately 100% earned and non-forfeitable upon a Change in Control of the Company or the Bank. Subsequent to the Effective Date, Restricted Stock Awards may be granted to newly elected or appointed Outside Directors within the discretion of the Committee, provided that total Restricted Stock Awards granted to Outside Directors shall not exceed the limitations set forth at Section 6.4(b) herein.

6.2 Award Payouts.  Awards may be paid out in the form of cash, Common Stock, or
combinations   thereof  as  the  Committee  shall   determine,   and  with  such
restrictions as it may impose.

6.3 Consideration for Stock Options. The Exercise Price for any Stock Option granted under this Plan may be paid by means of any lawful consideration as determined by the Committee, including, without limitation, one or a combination of the following methods:

                  (a) cash, check payable to the order of the Company, or electronic funds transfer;

                  (b)      the  delivery of  previously  owned  shares of Common
                           Stock; or

                  (c) subject to such procedures as the Committee may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of such Stock Option.

In no event shall any shares newly-issued by the Company be issued for less than the minimum lawful consideration for such shares or for consideration other than consideration permitted by applicable state law. In the event that the Committee allows a Participant to exercise an Option by delivering shares of Common Stock previously owned by such Participant, any such shares delivered which were initially acquired by the Participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the Participant for at least six months prior to such date of delivery. Shares of Common Stock used to satisfy the Exercise Price of an Option shall be valued at their Fair Market Value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the Exercise Price and any related withholding obligations under Section 9.5 have been satisfied, or until any other conditions applicable to exercise or purchase have been satisfied. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Participant shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued upon the exercise of such Stock Options. Unless expressly provided otherwise in the applicable Award Agreement, the Committee may at any time within its sole discretion eliminate or limit a Participant's ability to pay the purchase or Exercise Price of any Award by any method other than a cash payment to the Company.

6.4      Limitations on Awards.

         (a) Stock Option Award Limitations. In no event shall Shares subject to Options granted to Outside Directors in the aggregate under this Plan exceed more than 30% of the total number of shares authorized for delivery under this Plan with respect to Stock Options or exceed more than 5% of such shares to any individual Outside Director pursuant to Section 5.2(a) herein. In no event shall Shares subject to Options granted to any single Employee exceed more than 25% of the total number of shares authorized for delivery under the Plan pursuant to
                  Section 5.2(a) herein.

         (b) Restricted Stock Award Limitations. In no event shall shares subject to Restricted Stock Awards granted to Outside Directors in the aggregate under this Plan exceed more than 30% of the total number of shares authorized for delivery under this Plan with respect to Restricted Stock Awards or exceed more than 5% to any individual Outside Director pursuant to Section 5.2(b) herein. In no event shall shares subject to Restricted Stock Awards granted to any single Employee exceed more than 25% of the total number of shares authorized for delivery under the Plan pursuant to Section 5.2(b) herein.

         (c) Vesting of Awards. Except as otherwise provided by the terms of the Plan or by action of the Committee at the time of the grant of an Award, Stock Options will be first exercisable and Restricted Stock Awards will be earned and non-forfeitable at the rate of 20% of such Award on the one year anniversary of the date of grant and 20% annually thereafter during such periods of service as an Employee, Director or Director Emeritus.

7.       EFFECT OF TERMINATION OF SERVICE ON AWARDS.

7.1 General. The Committee shall establish the effect of a termination of employment or service on the continuation of rights and benefits available under an Award, and, in so doing, may make distinctions based upon, INTER ALIA, the recipient of such Award, the cause of termination and the type of the Award. Notwithstanding the foregoing, the terms of Awards shall be consistent with the following, as applicable:

     (a) Termination of Employment. In the event that any Participant's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Participant's Incentive Stock Options, and all of any such Participant's rights to purchase or receive shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or (ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Participant's continuing status as a Director or Director Emeritus of the Bank or the Company, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Statutory Stock Option.

     (b) Disability. In the event that any Participant's employment with the Company shall terminate as the result of the Disability of such Participant, such Participant may exercise any Incentive Stock Options granted to the Participant pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

     (c) Death. In the event of the death of a Participant, any Incentive Stock Options granted to such Participant may be exercised by the
          Participant's Beneficiary or the person or persons to whom the Participant's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Participant's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Participant, but only if, and to the extent that, the Participant was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this
          Section 7.1(c), any Incentive Stock Option held by an Participant shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such
          Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options, the Beneficiary may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of shares of Common Stock, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

7.2 Events Not Deemed Terminations of Employment or Service. Unless Company policy or the Committee provides otherwise, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company or the Committee; provided that, unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 90 days. In the case of any Employee on an approved leave of absence, continued vesting of the Award while on leave may be suspended until the Employee returns to service, unless the Committee otherwise provides or applicable law otherwise requires. In no event shall an Award be exercised after the expiration of the term set forth in the Award Agreement.

7.3 Effect of Change of Affiliate Status. For purposes of this Plan and any Award, if an entity ceases to be an Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each individual who does not continue as an Employee or Outside Director with another entity within the Company after giving effect to the Affiliate's change in status.

8. ADJUSTMENTS; ACCELERATION UPON A CHANGE IN CONTROL.

8.1 Adjustments. Upon any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split ("stock split"); any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution with respect to the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction affecting the Common Stock; or a sale of all or substantially all the business or assets of the Company in its entirety; then the Committee shall, in such manner, to such extent (if any) and at such times as it deems appropriate and equitable under the circumstances:

     (a) proportionately adjust any or all of: (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of Awards (including the specific Share Limits, maximums and numbers of shares set forth elsewhere in this Plan); (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards; (3) the grant, purchase, or Exercise Price of any or all outstanding Awards; (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding Awards; or (5) the performance standards applicable to any outstanding Awards; or

     (b) make provision for a cash payment or for the assumption, substitution or exchange of any or all outstanding Awards, based upon the distribution or consideration payable to holders of the Common Stock.

8.2 The Committee may adopt such valuation methodologies for outstanding Awards as it deems reasonable in the event of a cash or property settlement and, in the case of Options, may base such settlement solely upon the excess, if any, of the per share amount payable upon or in respect of such event over the Exercise Price or base price of the Award. With respect to any Award of an Incentive Stock Option, the Committee may make an adjustment that causes the Option to cease to qualify as an Incentive Stock Option without the consent of the affected Participant.

8.3 Upon any of the events set forth in Section 8.1, the Committee may take such action prior to such event to the extent that the Committee deems the action necessary to permit the Participant to realize the benefits intended to be conveyed with respect to the Awards in the same manner as is or will be available to stockholders of the Company generally. In the case of any stock split or reverse stock split, if no action is taken by the Committee, the proportionate adjustments contemplated by Section 8.1(a) above shall nevertheless be made.

8.4 Automatic Acceleration of Awards. Unless otherwise determined by the Committee, upon the death or Disability of an Award recipient or upon a Change in Control of the Company or the Bank, each Stock Option then outstanding shall become fully vested and exercisable and remain exercisable for its remaining term and all Restricted Stock Awards then outstanding shall be fully vested, be deemed earned and non- forfeitable and be free of restrictions.

8.5 Acceleration of Vesting. The Committee shall at all times have the power to accelerate the exercise date of Options and the date that Restricted Stock Awards shall be earned and non-forfeitable with respect to previously granted Awards; provided that such action is not contrary to regulations of the Office of Thrift Supervision or other appropriate banking regulatory agency then in effect.

9. MISCELLANEOUS PROVISIONS.

9.1 Compliance with Laws. This Plan, the granting and vesting of Awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of payment of money under this Plan or under Awards are subject to compliance with all applicable federal and state laws, rules and regulations (including, but not limited to, state and federal securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Company, provide such assurances and representations to the Company as may be deemed necessary or desirable to assure compliance with all applicable legal and accounting requirements.

9.2 Claims. No person shall have any claim or rights to an Award (or additional Awards, as the case may be) under this Plan, subject to any express contractual rights to the contrary (set forth in a document other than this Plan).

9.3 No Employment/Service Contract. Nothing contained in this Plan (or in any other documents under this Plan or in any Award Agreement) shall confer upon any Participant any right to continue in the employ or other service of the Company, constitute any contract or agreement of employment or other service or affect an Employee's status as an employee-at-will, nor interfere in any way with the right of the Company to change a Participant's compensation or other benefits, or terminate his or her employment or other service, with or without cause. Nothing in this Section 9.3, however, is intended to adversely affect any express independent right of such Participant under a separate employment or service contract other than an Award Agreement.

9.4 Plan Not Funded. Awards payable under this Plan shall be payable in shares of Common Stock or from the general assets of the Company. No Participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly provided otherwise) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. Notwithstanding the foregoing, the Company may establish a Trust in accordance with Section 10 with respect to Awards made in accordance with
Section 6.1(b) herein. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

9.5 Tax Withholding. Upon any exercise, vesting, or payment of any Award, the Company shall have the right, within its sole discretion, to:

     (a) require the Participant (or the Participant's personal representative or Beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Company may be required to withhold with respect to such Award or payment; or

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

     (b) deduct from any amount otherwise payable in cash to the Participant (or the Participant's personal representative or Beneficiary, as the case may be) the minimum amount of any taxes which the Company may be required to withhold with respect to such cash payment, or

     ( c) in any case where tax withholding is required in connection with the delivery of shares of Common Stock under this Plan, the Committee may, in its sole discretion, pursuant to such rules and subject to such conditions as the Committee may establish, reduce the number of shares to be delivered to the Participant by the appropriate number of shares, valued in a consistent manner at their Fair Market Value as necessary to satisfy the minimum applicable withholding obligation. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

9.6 Effective Date, Termination and Suspension, Amendments.

     (a) This Plan is effective upon the later of approval of the Plan by the Board of Directors of the Company or the vote of approval by the stockholders of the Company ("Approval Date"). Unless earlier terminated by the Board, this Plan shall terminate at the close of business on the day before the tenth anniversary of the Approval Date. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional Awards may be granted under this Plan, but previously granted Awards (and the authority of the Committee with respect thereto, including the authority to amend such Awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

     (b) Board Authorization. Subject to applicable laws and regulations, the Board of Directors may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part; provided, however, that no such amendment may have the effect of repricing the Exercise Price of Options. No Awards may be granted during any period that the Board of Directors suspends this Plan.

     (c) Stockholder Approval. Stockholder approval of such Plan shall be determined by an affirmative vote of a majority of the votes cast, excluding shares of Common Stock owned by the MHC, at a meeting of stockholders of the Company, and a vote of a majority of the votes eligible to be cast, including shares of the Common Stock owned by the MHC, at such meeting of stockholders, or such other approval vote as may be required by the Office of Thrift Supervision. Any material amendment to the Plan deemed to require a ratification vote of stockholders shall be ratified by an affirmative vote of a majority of the votes cast at a meeting of stockholders of the Company or such other approval vote as may be required by the Office of Thrift Supervision.

     (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of this Plan or change affecting any outstanding Award shall, without the written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 8 shall not be deemed to constitute changes or amendments for purposes of this
          Section 9.6.

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

9.7 Governing Law; Compliance with Regulations; Construction; Severability.

     (a) This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the United States and the laws of the State of New Jersey to the extent not preempted by Federal law.

     (b) This Plan will comply with the requirements set forth in 12 C.F.R. Sec. 575.8 and 12 C.F.R. Sec. 563b.500. Notwithstanding any other provision in this Plan, no shares of Common Stock shall be issued with respect to any Award to the extent that such issuance would cause the MHC to fail to qualify as a mutual holding company of the Bank under applicable federal laws or regulations.

     (c) Severability. If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

     (d) Plan Construction; Rule 16b-3. It is the intent of the Company that the Awards and transactions permitted by Awards be interpreted in a manner that, in the case of Participants who are or may be subject to
          Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the Award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of Awards or events affecting Awards if an Award or event does not so qualify.

     (e) Shares of Common Stock shall not be issued with respect to any Award granted under the Plan unless the issuance and delivery of such shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the shares may then be listed.

     (f) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of Common Stock issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

     (g) As a condition to the exercise of any Option or the delivery of shares in accordance with an Award, the Company may require the person exercising the Option or receiving delivery of the shares to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (h) Notwithstanding anything herein to the contrary, upon the termination of employment or service of a Participant by the Company or an Affiliate for "cause" as defined at 12 C.F.R. 563.39(b)(1) as determined by the Board of Directors or the Committee, all Awards held by such Participant which have not yet been delivered shall be forfeited by such Participant as of the date of such termination of employment or service.

     (i) Upon the exercise of an Option, the Committee, in its sole and absolute discretion, may make a cash payment to the Participant, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Participant or the Company under Section 16(b) of the Exchange Act and regulations promulgated thereunder, or subject the Participant to additional tax liabilities related to such cash payments pursuant to
          Section 409A of the Code.

     (j) In the event that the Bank shall be deemed critically undercapitalized (as defined at 12 C.F.R. Section 565.4), is subject to enforcement action by the Office of Thrift Supervision, or receives a capital directive under 12 C.F.R. Section 565.7, then all Options awarded to executive officers or Directors of the Company or its Affiliates must exercise such Options or forfeit such Options.

9.8 Captions. Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

9.9 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board of Directors or the Committee to grant Awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

9.10 Limitation on Liability. No Director, member of the Committee or the Trustee shall be liable for any determination made in good faith with respect to the Plan, the Trust or any Awards granted. If a Director, member of the Committee or the Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by any reason of anything done or not done by him in such capacity under or with respect to the Plan, the Company shall indemnify such person against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in the best interests of the Company and its Affiliates and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful.

10.  TRUST.

10.1 Activities of Trustee. The Trustee(s) shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

10.2 Management of Trust. It is the intention of this Plan that the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to unearned and unawarded Restricted Stock Awards, in Common Stock to the fullest extent practicable, except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligations of the Trust. In performing their duties, the Trustees shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

     (a) To invest up to one hundred percent (100%) of all Trust assets in the Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein may constitute the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Parent or from any other source, and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

     (b)  To invest any Trust assets not otherwise  invested in accordance  with
          (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

     (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

     (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

     (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust.

     (f)  To employ brokers, agents, custodians, consultants and accountants.

     (g)  To hire counsel to render advice with respect to their rights,  duties
          and   obligations   hereunder,   and  such  other  legal  services  or
          representation as they may deem desirable.

     (h) To hold funds and securities representing the amounts to be distributed to a Participant or his Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets.

     (i) As may be directed by the Committee or the Board from time to time, the Trustee shall pay to the Company any earnings of the Trust attributable to unawarded or forfeited Restricted Stock Awards.

         Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of a court for the exercise of any power herein contained, or to maintain bond.

10.3 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

10.4 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Participants or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends received with respect to Restricted Stock Awards shall be allocated to accounts for Participants, except to the extent that such cash dividends are distributed to Participants, if such shares are the subject of outstanding Restricted Stock Awards, or, otherwise held by the Trust or returned to the Company.

10.5 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be paid by the Company or, if not so paid, then paid from the cash assets of the Trust.

10.6 Indemnification. Subject to the requirements and limitations of applicable laws and regulations, the Company shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of their duties hereunder, unless the same shall be due to their gross negligence or willful misconduct.

10.7 Term of Trust. The Trust, if established, shall remain in effect until the earlier of (i) termination by the Committee, (ii) the distribution of all assets of the Trust, or (iii) 21 years from the Effective Date. Termination of the Trust shall not effect any Restricted Stock Award previously granted, and such Restricted Stock Award shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

10.8 Tax Status of Trust. It is intended that the Trust established hereby shall be treated as a grantor trust of the Company under the provisions of Section 671 et seq. of the Code.

--------------------------------------------------------------------------------
                             KEARNY FINANCIAL CORP.
                               120 PASSAIC AVENUE
                           FAIRFIELD, NEW JERSEY 07004
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 24, 2005

         The undersigned hereby appoints the Board of Directors of Kearny Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of common stock of the Company, which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the offices of Kearny Financial Corp., 120 Passaic Avenue, Fairfield, New Jersey on October 24, 2005, at 10:00 a.m and at any and all adjournments thereof, in the following manner:

                                                      FOR    WITHHELD
1.        The election as directors of the nominees
          listed with a term to expire
          as indicated
          (except as marked to the contrary below):   |_|       |_|

          Leopold W. Montanaro (2006)
          Theodore J. Aanensen (2008)
          Joseph P. Mazza (2008)
          John F. Regan (2008)

INSTRUCTIONS: To withhold your vote for any nominee, write the nominee's name on the line provided below.

________________________________________________________________________________

                                                      FOR    AGAINST    ABSTAIN
2.        Approval of the
          Kearny Financial Corp.
          2005 Stock Compensation
          and Incentive Plan                          |_|     |_|         |_|

3.        Ratification of the appointment of
          Beard Miller  Company LLP as the
          Company's independent auditor for the
          fiscal year ending June 30, 2006            |_|     |_|         |_|


          The Board of Directors recommends a vote "FOR" the above listed nominees and proposals.

THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement, and the 2005 Annual Report to Stockholders.


                                              o    Check Box if You Plan
Dated: ____________________________                to Attend the Annual Meeting.



___________________________________           __________________________________
PRINT NAME OF STOCKHOLDER                     PRINT NAME OF STOCKHOLDER


___________________________________           __________________________________
SIGNATURE OF STOCKHOLDER                      SIGNATURE OF STOCKHOLDER



Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.